As filed with the U.S. Securities and Exchange Commission on November 16, 2015

Securities Act File No. 333-166018

Investment Company Act File No. 811-22406

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 43	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 45	☑

MIRAE ASSET DISCOVERY FUNDS
(Exact Name of Registrant as Specified in Charter)
1350 Avenue of the Americas, 33rd Floor
New York, New York 10019
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 205-8300

Peter Graham
1350 Avenue of the Americas, 33rd Floor
New York, New York 10019
(Name and Address of Agent for Service)

Copy to:
Laurin Blumenthal Kleiman
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☒    immediately upon filing pursuant to paragraph (b)

☐   on (date) pursuant to paragraph (b)

☐   60 days after filing pursuant to paragraph (a)(1)

☐   on (date) pursuant to paragraph (a)(1)

☐    75 days after filing pursuant to paragraph (a)(2)

☐   on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐   this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:  An indefinite number of shares of Beneficial Interest is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Mirae Asset Discovery Funds

Global Growth Fund

Global Growth Fund
Class A	MGAGX
Class C	MGCGX
Class I	MGIGX

Prospectus

November 17, 2015

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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FUND SUMMARY

GLOBAL GROWTH FUND

Investment Objective

The investment objective of Global Growth Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 14 and in the “Purchase and Redemption of Shares” section beginning on page 26 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 18 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses*	4.19%	4.19%	0.98%
Total Annual Fund Operating Expenses	5.39%	6.14%	1.93%
Fee Waiver and Expense Reimbursement **	(3.94)%	(3.94)%	(0.73)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.45%	2.20%	1.20%

*	Other Expenses are based on estimated amounts.
**

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.45% (for Class A Shares), 2.20% (for Class C Shares) and 1.20% (for Class I Shares) of average daily net assets through August 31, 2017. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. The agreement may be terminated prior to August 31, 2017 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 12.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

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Global Growth Fund

	1 Year	3 Years
Class A	$714	$1,474
Class C	$323	$1,169
Class I	$122	$478

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A	$714	$1,474
Class C	$223	$1,169
Class I	$122	$478

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities. The Fund may invest in securities both within and outside the United States, including emerging markets.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager’s investment strategy focuses on investments in companies (“growth-focused companies”) that the Investment Manager believes will benefit from one or more of the following secular growth themes:  (i) demographic shifts related to the increase in purchasing power of the emerging markets’ middle classes, aging populations and health and wellness; (ii) technological shifts coming from innovative technology development; and (iii) consumer behavior shifts resulting from mobile commerce, social media influences and similar consumption-impacting developments.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in U.S. and non-U.S. securities of any market capitalization.

Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time. Under normal market conditions, the Fund will invest at least 40% of its net assets in issuers (i) organized or located outside of the United States, (ii) whose primary trading market is located outside the United States, or (iii) doing a substantial amount of business outside the United States, which the Fund considers to be a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various developed and emerging markets. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

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Global Growth Fund

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging markets countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance.

Growth Investing Risk – Investments in growth focused companies may be more volatile than other stocks or the market as a whole.  Growth focused companies may be in early stages of business development or have smaller market capitalizations causing their securities to be more sensitive to economic downturns in the broader market.  The price of securities issued by growth-focused companies may be more sensitive to the companies’ current or expected earnings.

Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

As of the date of this Prospectus, the Fund has not commenced investment operations. When the Fund has completed a full calendar year of operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to its broad-based securities market index. This section will also provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of the MSCI All Country World Index , a broad-based securities market index.

Management

Investment Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund.

Portfolio Manager

Ryan Coyle, CFA is responsible for the day-to-day management of the Fund.  He has managed the Fund since its inception.

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Global Growth Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after the transfer agent, receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Global Growth Fund

ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GLOBAL GROWTH FUND

Investment Objective

The Fund’s investment objective is to achieve long-term capital growth.  The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Investment Manager

Mirae Asset USA is the investment manager for the Fund.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities. The Fund may invest in securities both within and outside the United States, including emerging markets.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts. This is a non-fundamental policy of the Fund; such policy may be changed with Board approval (shareholder approval is not required), with 60 days’ prior notice to shareholders.

The Investment Manager’s strategy focuses on investments in growth-focused companies that the Investment Manager believes will benefit from one or more of the following secular growth themes:  (i) demographic shifts related to the increase in purchasing power of the emerging markets’ middle classes, aging populations and health and wellness; (ii) technological shifts coming from innovative technology development; and (iii) consumer behavior shifts resulting from mobile commerce, social media influences and similar consumption-impacting developments.

The Investment Manager considers emerging market countries to include any country that is: (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in U.S. and non-U.S. securities of any market capitalization.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in U.S. markets and are U.S. dollar-denominated, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

The Fund may invest a significant portion of its assets in securities that are traded in currencies other than U.S. dollars: therefore the Fund may buy and sell foreign (non-U.S.) currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates.

The Fund may sell a security for a variety of reasons. At any given time the Fund may sell a security that the Investment Manager thinks is approaching full valuation. Additionally, the Fund may sell a security if changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time.  Under normal market conditions, the Fund will invest at least 40% of its net assets in issuers (i) organized or located outside of the United States, (ii) whose primary trading market is located outside the United States, or (iii) doing a substantial amount of business outside the United States, which the Fund considers to be a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.

http://investments.miraeasset.us                              6                              Mirae Asset Discovery Funds

OTHER INVESTMENT STRATEGIES

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if the Fund cannot receive the amount at which it values the instrument within seven days.

Initial Public Offerings. The Fund may, from time to time, invest in shares of companies through initial public offerings.

Rights. The Fund may purchase securities pursuant to the exercise of subscription rights. Subscription rights allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Temporary Defensive Investments. As a temporary defensive measure, the Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or may hold cash. The Fund may make these investments or increase its investment in these securities when the Investment Manager is unable to find enough attractive long-term investments, to reduce exposure to such Fund’s primary investments when the Investment Manager believes it is advisable to do so, or to meet anticipated levels of redemptions. The Fund normally will invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund’s ability to meet its investment objective.

Warrants. A warrant gives the Fund the right to buy stock and specifies the amount of underlying stock, the purchase or exercise price, and the date the warrant expires. The Fund has no obligation to exercise the warrant. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

PRINCIPAL INVESTMENT RISKS

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance.  The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares, they may be worth more or less than what you paid for them, which means that you could lose money.

The following are certain risks associated with investing in the Fund. The Fund’s summary highlights certain risks associated with investing in the Fund. The principal risks of investing in the Fund may change over time as the Investment Manager adapts to changing market conditions in pursuit of that Fund’s long-term investment objective.

Asset Allocation Risk. The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk. There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Emerging Markets Risks. The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund’s loss of its entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Fund invests; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Fund; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Equity Securities Risk. Equity securities include common and preferred stocks, each of which represents an ownership interest in a company. The value of a company’s equity securities may fluctuate as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The price of equity securities also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries. In addition, they may be affected due to changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. Preferred stock may be subject to optional or mandatory redemption provisions.

http://investments.miraeasset.us                              7                              Mirae Asset Discovery Funds

Foreign Securities Risk. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. Foreign investments involve special risks, including:

Currency Risk: Foreign investments typically are issued and traded in foreign currencies.  When the Fund invests in foreign currencies or securities that trade in foreign currencies, the Fund may be adversely affected by the changes in exchange rates of foreign currencies.  When the foreign currencies depreciate relative to the U.S. dollar, the Fund’s investments in foreign currencies or securities that trade in foreign currencies may lose value.

Foreign currencies may fluctuate due to various factors, including, but not limited to, changes in interest rates, foreign government interventions, adverse political or economical conditions of certain countries, changes in investors’ appetite for risk, and changes in policies of central banks or supranational entities such as the International Monetary Fund.

Political and Economic Developments:  The political, economic and social structures of certain countries may not be as stable as those of the United States. Therefore, foreign investments remain subject to political, economic and social developments in such countries. In addition, foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Limited Availability of Information and Legal Recourse:  There may be less information publicly available about a foreign company than about most U.S. companies, since foreign companies are generally not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Legal remedies for investors in foreign companies may be more limited than the remedies available to investors in U.S. companies.

Limited Markets:  Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the Investment Manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Foreign Banks and Securities Depositories Risk:  Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Fund can earn on its investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging markets countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions.

Geographic Concentration Risk. The Fund may invest in securities of issuers located in a single country or a limited number of countries; however, the Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Growth Investing Risk - Stocks of growth-focused companies may be more volatile than other stocks or the market as a whole.  Growth-focused companies may be in early stages of development or have smaller market capitalizations causing the stock to be more sensitive to economic downturns in the broader market and growth stock prices may be more sensitive to the companies’ current or expected earnings.

Inflation Risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its

http://investments.miraeasset.us                              8                              Mirae Asset Discovery Funds

trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The Securities and Exchange Commission (“SEC”), other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

In recent years, the global financial markets have undergone pervasive and fundamental disruptions, which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition – as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action – these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Fund’s strategies.

Risks of Investing in China.  China: China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Investors should bear in mind that significant market price swings may be expected in China, and such swings can disrupt the investment strategy of the Fund from time to time. In many instances, market prices may defy expectation for prolonged periods of time and are influenced by movements of large funds as a result of short-term factors, counter-speculative measures or other reasons. Market volatility of a significant magnitude can sometimes weaken what is deemed to be a sound fundamental basis for investing in a particular market such as China. Investment expectations may therefore fail to be realized in such instances.

The Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property for over 30 years. While these reforms are intended to encourage economic growth and more market-oriented policies, the Chinese government may alter or discontinue such reforms at any time. Furthermore, the Chinese government continues to influence heavily the course of the Chinese markets, including through nationalization of companies or expropriation of assets and changes in the law. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. China’s dependence on exports makes the Chinese markets vulnerable to currency fluctuations, economic downturns in other countries and adverse developments in trade policies by China and/or its trading partners. In particular, China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on the country’s management of its currency, as well as on some export dependent sectors. The legal and regulatory regime in China, especially as this relates to the securities market, is constantly evolving, and any such change may adversely affect the performance of the Fund.

Additionally, internal social unrest or conflicts with other countries, including military conflicts in response to such events, could disrupt economic development in China. A state of hostility continues to exist between China and Taiwan, and territorial border disputes persist with certain neighboring countries. Chinese economic development is also vulnerable to developments on the Korean peninsula, including political tension or military actions, China’s relationship with Japan and the economic growth and stability of Hong Kong. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries.

Hong Kong: Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by a quasi-constitution known as the “Basic Law.”  The Basic Law guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. Any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or is “pegged” to) the U.S. dollar, currently HK$7.75 – $7.85 to US$1.00, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain as to how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Further, Hong Kong’s primary economic sectors, such as real estate, tourism, retail and finance, are volatile. It is not certain whether recent growth levels will be sustained. The economy of Hong Kong may be significantly affected by developments in China and elsewhere in Asia, the United States and Europe, including decreasing imports or changes in the trade policies of Hong Kong’s trading partners. This may have an adverse impact on the economy of Hong Kong, and therefore, the prospects of potential positive returns on the Fund’s investments.

Selection Risk. Selection risk is the risk that the securities selected by the Fund will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the Fund’s expectations regarding particular stocks are not met, the Fund may not achieve its investment objective.

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Small- and Mid-Cap Securities Risk. Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices, especially in foreign markets, can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, “large cap” stocks can react differently from “small cap” stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

OTHER INVESTMENT RISKS

Defensive Investment Strategies Risk. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund’s defensive investment position may not be effective in protecting its value.

Initial Public Offering Risk. Securities issued in initial public offerings (“IPOs”) have no trading history, and information about the issuers may be available for very limited periods. Under certain market conditions, a relatively small number of companies may issue securities in IPOs. The prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.  There is no guarantee that the Fund will be able to invest in securities issued in IPOs or that it may be able to invest to the extent desired because only a small portion of the securities being offered in an IPO may be made available to the Fund. In addition, the Fund may only hold such securities for a short period of time. When the Fund’s size is smaller, any gains or losses from IPO securities may have an exaggerated impact on the Fund’s performance than when the Fund is larger. Although IPO investments may have a positive impact on the performance of the Fund, investors should not rely on past gains from IPOs as an indication of future performance. There can be no assurance that the Fund will have favorable IPO investment opportunities in the future or that the Fund’s investments in IPOs will have a positive impact on the Fund’s performance.

Issuer-Specific Risks. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Liquidity Risk. Liquidity of individual securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a more favorable price or beneficial time.

Rights Risk. The failure to exercise such rights would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Investment Manager, the Funds’ service providers (including, but not limited to, Fund accountants, custodian, transfer agent, administrator, distributor and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Investment Manager has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Investment Manager, the Funds’ service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors), impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Investment Manager, the Funds’ service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

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CHANGES IN POLICIES AND ADDITIONAL INFORMATION

Changes in Policies. The Board may change the Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated. The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Additional Information on Investment Strategies and Risks. The Fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund’s SAI, which you may obtain by contacting the transfer agent. See the back cover for the address and phone number.

Description of Fund Benchmark. The following is a description of the Fund’s benchmark index. One cannot invest directly in an index.

The Fund’s benchmark index is MSCI ACWI Index, an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Disclosure of Portfolio Holdings. The Fund discloses its calendar quarter-end portfolio holdings on the Trust’s public website (http://investments.miraeasset.us) within 30 days or more after the month-end. The Fund also discloses its top ten holdings approximately 15 days or more after calendar quarter-end.  A description of the Fund’s policies and procedures for disclosing its holdings is available in the Trust’s SAI.

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MANAGEMENT OF THE FUND

Mirae Asset Global Investments (USA) LLC

Mirae Asset USA, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019, is the investment manager for the Fund. Mirae Asset USA, a registered investment adviser, was organized in 2008 to provide investment advisory services for investment companies and other clients. Mirae Asset USA is indirectly majority-owned by Mirae Asset Global Investment Co., Ltd (“Mirae Asset Korea”) and indirectly minority-owned by Mirae Asset Hong Kong. As of June 30, 2015, Mirae Asset USA had approximately $5.4 billion in assets under management.

Under the investment management agreement between the Trust, on behalf of the Fund, and Mirae Asset USA (the “Investment Management Agreement”), Mirae Asset USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Fund, subject to the oversight and supervision of the Board of Trustees of the Trust. Mirae Asset USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

For its services as investment manager, Mirae Asset USA is entitled to receive a monthly fee equal on an annual basis to 0.95% of the average daily net assets of the Fund.

Mirae Asset USA has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, expenses incurred as a result of the Fund’s investments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund do not exceed 1.45% for Class A Shares, 2.20% for Class C Shares and 1.20% for Class I Shares of its average daily net assets through August 31, 2017.

If, within three years following any amounts waived or reimbursed with respect to any share class, the operating expenses of such share class paid by the Fund are less than the expense limit for such share class, the applicable share class of the Fund may have to repay Mirae Asset USA all or a portion of the fees waived or reimbursed during the three-year period. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. To receive any such repayment, Mirae Asset USA or an affiliate must be the investment manager or administrator to the Fund at the time of payment, and the Board of Trustees must approve the payment of such reimbursement.  The expense limitation agreement may be terminated prior to August 31, 2017 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the applicable Fund.

A discussion of the basis for the Board of Trustees’ approval of the Investment Management Agreement with Mirae Asset USA with respect to the Fund will be included in the Trust’s annual shareholder report for the period ended April 30, 2016.

Portfolio Managers

The following provides additional information about the individual portfolio manager(s) who have or share primary responsibility for managing the Fund’s investments. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund they manage.

Global Growth Fund

Information about Ryan Coyle, the portfolio manager primarily responsible for the day-to-day management of Global Growth Fund, is set forth below.

Portfolio Manager	Since	Recent Professional Experience
Ryan Coyle, CFA	2015

Ryan Coyle is a Portfolio Manager/Senior Investment Analyst for Mirae Asset Global Investments (USA), where he focuses on researching and analyzing companies in the global consumer sector.  From 2011 to 2014, Mr. Coyle worked at Caerus Global Investors as a consumer sector research analyst.  From 2005 to 2008, Mr. Coyle was a consumer sector research analyst at Stadia Capital.  Mr. Coyle  began his career in 2003 as an investment banking analyst at Bank of America Securities.  Mr. Coyle holds an M.B.A. from Columbia Business School, a Bachelor of Arts dual degree in Economics and History from Yale University, and is a Chartered Financial Analyst.  Mr. Coyle is based in New York.

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The Administrator and Fund Accounting Agent

Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator and fund accounting agent for the Fund pursuant to a services agreement by and between the Trust and Citi.  In connection with its role as fund accounting agent, Citi performs record maintenance, accounting, financial statement and regulatory filing services for each Fund.

Transfer Agent

SunGard Investor Services, LLC (“SunGard” or the “Transfer Agent”) located at 3435 Stelzer Road, Columbus, Ohio 43219, is the transfer agent for the Fund pursuant to a services agreement by and between the Trust and SunGard.  In connection with its role as the Transfer Agent, SunGard performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts

The Distributor

Funds Distributor, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, the Trust’s principal underwriter (the “Distributor”), acts as the Fund’s distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Compliance Services

Foreside Compliance Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as certain additional compliance support functions to the Fund.

None of Citi, the Transfer Agent, the Distributor or Foreside is affiliated with Mirae Asset USA or its affiliates.

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ACCOUNT INFORMATION

DESCRIPTION OF THE SHARE CLASSES

The Fund offers Class A, Class C and Class I Shares through this Prospectus. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. You should consult your financial adviser to help you decide which share class is best for you.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

The following chart provides a summary of the differences among the classes of shares.

	Class A	Class C	Class I
Initial Sales Charge	Initial sales charge applies. Deducted from your investment so that not all of your purchase payment is invested.	No initial sales charge. Entire purchase price is invested in shares of the Fund.	No initial sales charge. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge	Generally no deferred sales charge. May be charged a 1.00% deferred sales charge for purchases of $1 million or more that are redeemed within 18 months of investment.	1.00% deferred sales charge applies. Payable if you redeem within one year of purchase.	No deferred sales charge.

Distribution and Service (12b-1) Fee	0.25% Distribution and Service (12b-1) Fee.	1.00% Distribution and Service (12b-1) Fee.	No Distribution and Service (12b-1) Fee.

Availability	Generally available.	Generally available.	Limited availability. Please see “Account Information – Description of the Shares Classes – Class I Shares” below for eligibility requirements.

Class A Shares

Class A Shares of the Fund pay an annual distribution and service (12b-1) fee equal to 0.25% of average daily net assets of Class A Shares.

You can purchase Class A Shares at the net asset value per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Reallowance as a Percentage of the Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.75%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.20%	2.25%	1.95%
$1,000,000 or more	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**

No initial sales charge applies on investments of $1 million or more. However, a deferred sales charge of 1.00% is imposed on certain redemptions of such investments within 18 months of purchase. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information.

***

Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A Shares. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Class A Shares – Initial Sales Charge Waivers” are not eligible for sales commissions on purchases of $1 million or more.

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No initial sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, or financial adviser for assistance.

Initial Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $100,000 of Class A Shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A Shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund will hold such amount in shares in escrow. The Fund will pay the escrowed funds to your accounts when the intended investment is completed, if it is completed within the 13-month period. You must indicate that future purchases are subject to the Letter of Intent.

Rights of Accumulation. The value of eligible accounts across all mutual funds sponsored or advised by Mirae Asset USA (the “Mirae Asset Mutual Funds”) maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on page 14). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include:

•

Individual accounts;

•

Joint accounts between the individuals described above;

•

Certain fiduciary accounts;

•

Single participant retirement plans; and

•

Solely controlled business accounts.

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A Shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including any applicable sales charge) or the original investment amount, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund’s shares.

Initial Sales Charge Waivers

Initial sales charges on Class A Shares will be waived for the following types of purchases:

1.

Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise.

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2.

Reinstatement by a shareholder that has redeemed shares of a Mirae Asset Mutual Fund and reinvests the proceeds in that Mirae Asset Mutual Fund or another Mirae Asset Mutual Fund, provided the reinvestment is made within 90 days of the redemption.

3.

Fund direct purchases by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more.

4.

Purchase by a unit investment trust registered under the Investment Company Act of 1940 (the “Investment Company Act”) that has shares of a Fund as a principal investment.

5.

Purchase by a financial institution purchasing Class A Shares of a Fund for clients participating in select fee-based asset allocation programs or wrap fee programs that has an agreement in place with respect to such purchases.

6.

Purchase by a registered investment adviser or financial planner that places trades for its own accounts or the accounts of its clients and that charges a management, consulting or other fees for its services; and any client of such investment adviser or financial planner that places trades for its own account  where there is an agreement in place with respect to such purchases.

7.

Purchases by authorized retirement plans serviced or sponsored by a financial intermediary provided that such financial intermediary has entered into an agreement with the Funds or Distributor with respect to such purchases at NAV.

8.

Purchase by an employee or a registered representative of an entity with a selling agreement with the Distributor to sell shares of one or more of the Mirae Asset Mutual Funds.

9.

Purchase by any member of the immediate family of a person qualifying under (8) or (9) above, including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

10.

Purchase by a registered management investment company that has an agreement with Mirae Asset USA or the Distributor for that purpose.

11.

Exchanges of Class A Shares of one Mirae Asset Mutual Fund for Class A Shares of another Mirae Asset Mutual Fund.

12.

Purchases by financial intermediaries who have entered into an agreement with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Some financial intermediaries do not provide all of the sales charge waivers that are available when you purchase directly from the Funds, including sales charge waivers for certain types of accounts, investors, relationships or transactions. Consult your financial advisor to determine which sales charge waivers, if any, you are entitled to receive when purchasing through your financial intermediary. It is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. For further information on sales charge waivers, contact the Transfer Agent.

Class C Shares

You pay no initial sales charge if you purchase Class C Shares. However, a 1.00% deferred sales charge will apply to redemptions of shares made within 12 months of buying them, as discussed below. Brokers that initiate and are responsible for purchase of Class C Shares may receive a sales commission at the time of sale of up to 1.00% of the purchase price of such Class C Shares of the Fund. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

You will also pay an annual distribution and service (12b-1) fee of 1.00% of the average daily net assets of Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees increase the cost of your investment and may cost you more than paying the initial sales charge associated with Class A Shares. It is generally less advantageous to purchase Class C Shares than Class A Shares in aggregate amounts equal to or greater than $1,000,000. Purchase orders for Class C Shares above this amount generally will not be accepted.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC of 1.00% when you redeem:

•

Class A Shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within 18 months of purchase.

•

Class C Shares within 12 months of purchase.

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The CDSC is calculated based on the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C Shares of another Mirae Asset Mutual Fund of which you may have exchanged for Class C Shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of a Mirae Asset Mutual Fund from the date you acquired the original shares of such Mirae Asset Mutual Fund.

CDSC Waivers

The CDSC payable upon redemptions of shares will be waived for:

•

Exchanges described in “How To Purchase, Redeem and Exchange Shares – How To Exchange Shares” below;

•

Redemptions within one year of a shareholder’s death;

•

Redemptions in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of the applicable shares;

•

Redemptions made with respect to certain retirement plans sponsored by the Trust, Mirae Asset USA or its affiliates;

•

Minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan account after you reach age 70 ½;

•

Redemptions related to the payment of custodial IRA fees in accounts held directly with the Fund or where a financial intermediary is able to waive the fee pursuant to an agreement in place with the Fund or Distributor;

•

Redemptions initiated by a Fund;

•

Redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper provided such retirement plan has entered into an agreement with the Funds or Distributor with respect to such redemptions;

•

Redemptions from an account held directly at the Funds when you can demonstrate hardship (including, but not limited to, redemptions related to death, disability or qualified domestic relations order), as determined in the absolute discretion of a Fund; and

•

Redemptions of Class A Shares where no broker was compensated for the sale.

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C Shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A or Class C Shares made on any day during a calendar month will age one month on the same day of the following month, and the same day of each subsequent month.  For example, if an investor purchases Class C Shares of the Fund on April 15, 2016, such purchase of Class C Shares will age one month on May 15, 2016. Therefore, if the investor redeems the Class C Shares purchased prior to April 15, 2017, such investor will be required to pay the 1.00% CDSC.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Class I Shares

Class I Shares are not subject to any sales charge. However, Class I Shares are only available to certain investors. Eligible Class I Share investors include:

•

Funds of funds;

•

Participants in authorized retirement plans serviced or sponsored by a financial intermediary provided that such financial intermediary has entered into an agreement with the Fund or Distributor with respect to such purchases;

•

Certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Fund;

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•

Endowments, foundations, corporations, and high net worth individuals using an unaffiliated bank, thrift or trust company that has an agreement with the Distributor and the bank, thrift or trust has discretion over the account;

•

Investors participating in select fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor; and

•

Directors/trustees, officers and employees of the Trust, Mirae Asset USA, the sub-manager to the Mirae Asset Mutual Funds and/or their respective affiliates for accounts held directly at the Funds (minimums may be waived for such accounts).

Financial intermediaries may have eligibility requirements, including lower investment minimum or plan asset requirements, for their clients or customers investing in Class I Shares that may differ from the requirements for investors purchasing directly from the Fund. Your financial intermediary can help you determine whether you are eligible to buy Class I Shares.

DISTRIBUTION AND SERVICE FEES

Distribution and Shareholder Servicing Payments

The Trust, on behalf of the Fund, has adopted plans (the “Plans”) with respect to the Class A and Class C Shares that allow the Fund to pay distribution fees for the marketing, distribution and sale of those share classes pursuant to Rule 12b-1 under the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders. The Class I Shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Plans, Class A and Class C Shares may pay distribution fees to the Distributor for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of Mirae Asset USA for sales support services provided in connection with the sale of Class A or Class C Shares, as applicable. The distribution fees also may be used to pay brokers, dealers, financial institutions and industry professionals (including Mirae Asset USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class I Shares do not pay a distribution fee.

Under the Plans, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A and Class C Shares in return for these fees. The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares. All Class A and Class C Shares pay this shareholder servicing fee. Class I Shares do not pay a shareholder servicing fee.

The 12b-1 fees for the Fund vary by share class as follows:

•

Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Class A Shares.

•

Class C Shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Class C Shares. The Distributor may use up to 0.25% of the fee for shareholder servicing for Class C Shares and up to 0.75% for distribution for Class C Shares.

In the case of Class C Shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

The 12b-1 amounts received by the Distributor may be used to reimburse Mirae Asset USA for distribution-related and/or shareholder servicing expenses incurred directly by Mirae Asset USA. The Distributor does not retain any 12b-1 amounts it receives as profit.

Other Fund Payments

In addition, the Fund may pay fees to Service Organizations for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These payments may be made in addition to fees paid to the Service Organizations by the Distributor pursuant to the Plans. These Service Organizations also may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

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Other Payments to Financial Intermediaries and Other Service Providers

Mirae Asset USA and its affiliates may make payments to Service Organizations relating to distribution and sales support activities out of their own resources or other sources available to them (and not as an additional charge to the Fund). Mirae Asset USA or its affiliates may pay to Service Organizations a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. Mirae Asset USA and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by Mirae Asset USA and its affiliates may be substantial. Payments by Mirae Asset USA may include amounts that are sometimes referred to as “revenue sharing” payments. “Revenue sharing” payments include payments for distribution-related expenses, such as marketing, promotional or related expenses, to Service Organizations through which investors may purchase shares of the Fund. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization or its representatives to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about revenue sharing payments it may receive. For more information, see the SAI.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

You can speak to an Investor Services Representative between 8:00 a.m. and 6:00 p.m. (Eastern Time) on any Fund business day by calling 1-888-335-3417.

You may purchase, redeem and exchange Class A, Class C and Class I Shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption “Investor Programs.”

The Fund calculates the net asset value (“NAV”) of each class of its shares as of the close of regular trading of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading. Your purchase or redemption order will be determined based on the NAV per share of the applicable share class next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by (i) the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; (ii) or the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you effect transactions through a broker or other agent.

How to Purchase Shares

Initial and Subsequent Investment Minimums

The table below sets forth the minimum initial investment, the minimum subsequent investment and the minimum account balance of the Fund for Class A and Class C Shares.

Type of Account	Minimum Initial Investment (per Fund)	Minimum Subsequent Investment (per Fund)	Minimum Account Balance (per Fund)
Regular	$2,000	$100	$1,000
IRA and Roth IRA	$500	$50	$500
Coverdell Education Savings Account (Educational IRA)	$500	$50	$500
Systematic Investment Plan	$500	$50	$500

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The minimum account balance for Class I Shares is $250,000. Financial intermediaries may have eligibility requirements, including lower initial investment minimum requirements, for their clients or customers investing in Class I Shares, which may differ from the requirements for investors purchasing directly from the Fund.

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Information about Investment and Account Minimums

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within sixty (60) days after notice from the Fund.

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial investment minimums do not apply to investments made by the Trustees of the Trust and employees of Mirae Asset USA, the sub-manager of the Mirae Asset Mutual Funds, their affiliates or their family members.

The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

Financial intermediaries may have investment minimum requirements for their clients or customers investing in Class A Shares that are higher than the requirements for investors purchasing directly from the Fund. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about what investment minimums and eligibility requirements will be applied to your account.

The Fund reserves the right to waive any investment or account minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A Shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks, as well as factors listed under “Description of the Share Classes” to determine if the Fund and share class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

Financial Adviser. You can establish an account by having your financial adviser process your purchase.

Third-Party Intermediaries. Shares of the Fund may be purchased through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the NYSE is open for trading.

Third-Party Intermediaries may have different eligibility requirements and may set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Third-Party Intermediary should read the Prospectus in conjunction with the materials provided by the Third-Party Intermediary describing the procedures to purchase and redeem Fund shares. If you purchase Fund shares through a Third-Party Intermediary, you should contact the Third-Party Intermediary for more information about what investment minimums and eligibility requirements, service fee and order deadlines will be applied to your account.

By Mail. Please call the Transfer Agent at 1-888-335-3417 or visit http://investments.miraeasset.us to obtain an application. Make checks payable to Mirae Asset Discovery Funds. Mail the check, along with your completed application, to the applicable address below:

Regular Mail:	Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165
Express, Registered or Certified Mail:	Mirae Asset Discovery Funds, 3435 Stelzer Road, Columbus, Ohio 43219

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund’s custodian bank by a Federal Reserve Bank) before acceptance.

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By Wire. Please call the Transfer Agent at 1-888-335-3417 for instructions on purchasing shares by wire. If money is to be wired, your Account Application must have been received and accepted by the Transfer Agent and an account established in your name.  Your bank may charge a wire fee.  Wire orders will be accepted only on a day on which the Fund and the custodian and Transfer Agent are open for business. A wire purchase will not be considered made until your account has been opened and the wired money is received in good order.

Shareholders will receive the next determined net asset value per share after receipt of such wire. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge you for this service.

Current shareholders may open a new identically registered account by one of the following methods:

By Telephone Exchange. You may exchange $2,000 ($500 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans) or more from your existing account to another Mirae Asset Mutual Fund account.

The Fund will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons), other than affiliates of Mirae Asset USA. The Fund does not generally accept foreign correspondent or foreign private banking accounts.

Adding To Your Account

There are several ways you can make additional investments in your account (subject to the minimum subsequent investment described above):

•

Ask your financial adviser to purchase shares on your behalf;

•

Send a check along with the returnable portion of your statement;

•

Contact the Transfer Agent with your order then wire additional investments through your bank as instructed above;

•

Authorize transfers by telephone between your bank account and your Fund account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request;

•

Exchange shares from another Mirae Asset Mutual Fund; or

•

Through a Systematic Investment Plan (please see “Account Information – Investor Programs – Purchase and Redemption Programs for Class A and Class C Shares” for details).

How To Exchange Shares

You can exchange your Class A, Class C and Class I Shares for shares of the same class of other Mirae Asset Mutual Funds at NAV by having your financial adviser process your exchange request or by contacting the Transfer Agent directly. A share exchange is a taxable event for federal income tax purposes. In order to be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. You may exchange $100 ($50 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans) from your existing account to another existing Mirae Asset Mutual Fund account. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

Class A shareholders of the Fund may exchange their shares for Class I Shares of the Fund provided that they:  (1) hold their shares directly at the Fund’s Transfer Agent or through a Third-Party Intermediary that has a valid Class I selling agreement with the Fund, or its Distributor, authorizing such an exchange; and (2) are eligible to invest in Class I Shares in accordance with the criteria set forth in the Fund’s most recent Prospectus. Any exchange is subject to the Fund’s discretion to accept or reject the exchange. No sales charges or other Fund charges will apply to any such exchange, including any CDSC that would otherwise apply to the redemption. For federal income tax purposes, a same-Fund exchange generally will not result in a recognition by the investor of gain or loss. A shareholder should contact the Transfer Agent or the shareholder’s Third-Party Intermediary before such an exchange.

How To Redeem Shares

You may redeem your shares either by having your financial adviser process your redemption or by contacting the Transfer Agent directly. Shares of the Fund may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Fund at the time of redemption.

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You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check used for purchase has cleared, which may take up to 10 business days from the purchase date. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption.

Redeeming Through Your Financial Adviser. You can request that your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to the Transfer Agent and may charge you for this service. The Fund has authorized one or more brokers to receive on its behalf redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. A customer orders will be priced at the Fund’s NAV next computed after it is received by an authorized broker or the broker’s authorized designee. Your financial adviser or broker may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC.

Redeeming Directly Through the Transfer Agent.  You can redeem your shares in any of the following ways:

By Telephone. You can call the Transfer Agent at 1-888-335-3417 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. The Transfer Agent will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

By Mail. The Fund will redeem its shares at the net asset value per share next determined after the request is received in “good order.” The net asset value per share of the Fund is determined as of the close of regular trading of the NYSE (normally 4:00 p.m., Eastern Time) each business day the NYSE is open for trading. Requests should be sent to the applicable address below:

Regular Mail:	Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165
Express, Registered or Certified Mail:	Mirae Asset Discovery Funds, 3435 Stelzer Road, Columbus, Ohio 43219

Requests in “good order” must include the following documentation:

(a)

a letter of instruction, specifying the name on the account registration, the Fund’s name, the account number, the number of shares or dollar amount to be redeemed, the class of shares to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)

any required signature guarantees (see “Signature Guarantees” below); and

(c)

other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Wire and/or Automated Clearinghouse (“ACH”). A redemption in excess of $5,000 may be wired to the financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies to Class A and Class C Shares. Redemptions in excess of $100 may be sent via ACH and will arrive in 2-3 business days with no additional fee.

Note:  If an address change has occurred within 30 calendar days of the redemption, a signature guarantee will be required.

Call the Transfer Agent at 1-888-335-3417 for additional instructions.

Signature Guarantees. To protect you and the Fund against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange, Inc. Medallion Program (“NYSE MSP”). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

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•

A written request to redeem $100,000 or more;

•

A change to a shareholder’s record name without supporting documentation (such as a marriage certificate, divorce decree, etc);

•

A redemption from an account for which the address or account registration has changed within the last 30 days;

•

A request to send redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record;

•

A request to send redemption and distribution proceeds to an account with a different registration (name or ownership) from yours;

•

An addition or change to ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

INVESTOR PROGRAMS

As a shareholder of the Fund, a number of services and investment programs are available to you. Some of these services and programs, however, may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Purchase and Redemption Programs for Class A and Class C Shares

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A and Class C Shares, without extra charge.

Systematic Investment Plan. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will occur automatically on or about the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Reinvestments Without A Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of the Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same class of another Mirae Asset Mutual Fund.

Systematic Withdrawal Plan. A non-retirement plan shareholder who has an account balance of at least $5,000 in the Fund may establish a systematic withdrawal plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more.

Shareholders may designate which day they want the automatic withdrawal to be processed. If you do not specify a date, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The systematic withdrawal plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Redeem and Exchange Shares – Signature Guarantees.” Any such requests must be received by the Transfer Agent ten days prior to the date of the first systematic withdrawal. A systematic withdrawal plan may be terminated at any time by the shareholder, the Trust, or its agent on written notice, and will be terminated when all shares of the Fund under the systematic withdrawal plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

VALUATION OF FUND SHARES

You may purchase shares of the Fund at its offering price, which is the net asset value per share, plus any applicable sales charge. You may redeem shares of the Fund at its net asset value per share less any applicable deferred sales charge. The price of each class of the Fund’s shares is based on the Fund’s net asset value, or NAV, which is calculated as of the close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open for trading. The days that the NYSE is closed are listed in the SAI.

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To determine NAV, the Fund values its assets at current market values, or at a fair value (for securities issued by non-U.S. companies or if current market values are not available) each day pursuant to fair value methods approved by the Board of Trustees. The net asset value per share of each share class is computed by dividing the total value of the assets of the Fund attributable to that share class, less the liabilities attributable to that share class, by the total number of the Fund’s outstanding shares in that share class.

Your purchase or redemption order will be determined based on the NAV per share of the applicable share class next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by (i) the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or (ii) close of the NYSE, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Fund, if applicable, uses market quotations to value securities issued by U.S. companies. In certain cases, the Fund may use fair value methods approved by the Board each day that the NYSE is open for trading. As a result, the Fund’s value for a security is likely to be different from quoted market prices.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded.  In certain countries, market maker prices are used since they are the most representative of the daily trading activity.

Securities for which market quotations are not readily available (including securities for which the Fund’s Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to procedures approved by the Board.  Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, Mirae Asset USA believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to Mirae Asset USA’s Valuation Committee.  All fair value determinations will be reported to the Board.  In certain circumstances, the administrative agent for the Trust may obtain and utilize fair value pricing information from independent fair value pricing services approved by the Fund’s Investment Manager to determine the fair value of a security and/or may provide such information to the Fund’s Investment Manager in connection with the Investment Manager’s fair value determination.

There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining fair value. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

Because the Fund invests significantly in securities that are traded in non-United States markets, the value of its holdings could change at a time when you are unable to buy or sell Fund shares. This is because many of the non-U.S. markets are open on days or at times when the Fund does not price their shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to pay dividends and distributions of substantially all of its net income (including any realized net capital gain), if any, to its shareholders annually, and, if necessary, may make additional distributions to meet applicable regulatory requirements.

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Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify the Transfer Agent or by contacting the Transfer Agent services directly:

•

Dividend and capital gain distributions reinvested in additional shares of the Fund (this option will be assigned if no other option is specified);

•

Dividend distributions in cash; capital gain distributions reinvested in additional shares of the Fund;

•

Dividend and capital gain distributions in cash; or

•

Dividend and capital gain distributions reinvested in additional shares of another Mirae Asset Mutual Fund of your choice.  Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Your request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You can choose to have your cash dividends and distributions deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you choose to reinvest your dividends and distributions, you will be treated for U.S. federal income tax purposes as if you had received such dividends and distributions and used them to purchase additional shares.

Taxes

In order to qualify as a “regulated investment company” and avoid federal corporate income tax, a mutual fund must, among other requirements, distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways:  by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.

The tax treatment of the Fund’s distributions to you depends on the nature of the Fund’s income from which the distribution is paid. Dividends paid from the Fund’s investment income or from its net short-term capital gain generally are taxed at ordinary income rates; however, dividends paid from the Fund’s “qualified dividend income,” including dividends the Fund receives from certain foreign corporations, and distributions of net long-term capital gain are eligible for taxation at a reduced rate when received by shareholders that are not corporations. The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. The tax treatment of dividends and distributions is the same whether you reinvest them or receive them in cash.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. For example, Chinese source dividends and interest that are paid to the Fund will generally be subject to a withholding tax at a maximum rate of 10%, subject to certain exceptions. If more than 50% of the Fund’s assets are invested in stocks and securities of foreign corporations at the end of the fiscal year, the Fund may make an election under the Internal Revenue Code to allow shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Fund.

Unless you are investing through an IRA or other tax-advantaged account, buying and selling Fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares. In addition, an exchange of the Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to tax. Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The Fund will send you detailed tax information at the end of each calendar year. These statements tell you the amount and the tax category of any dividends or distributions. They also contain certain details on your purchases and sales of shares.  In addition, the Fund is required by law to provide you and the Internal Revenue Service (“IRS”) with cost basis information on the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including any shares that you acquire through the reinvestment of distributions). This requirement will not apply to investments through an IRA or other tax-advantaged account.

Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

A 3.8% Medicare contribution tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates.

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By law, your dividends and redemption proceeds will be subject to a withholding tax if you are a non-corporate taxpayer and have not provided a taxpayer identification number or social security number, or have provided an incorrect number. If you are neither a tax resident nor a citizen of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will generally be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

You are encouraged to consult with your own tax advisor regarding the possible effects of recent legislation on your investment in the Fund.

If you invest right before the Fund pays a dividend, you will receive some of your investment back as a dividend that is taxable to you (unless you are investing through a tax-advantaged retirement account). You can avoid this result by investing after the Fund declares a dividend.

POLICIES YOU SHOULD KNOW ABOUT

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Redemptions in-Kind. If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

Lost Accounts. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

Policies About Transactions. The Fund is open for business each day the NYSE is open for trading. The Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Fund’s normal business hours. Once your order request is received in good order, it will be processed at the next share price calculated.

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you will need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

Transactions Initiated by Telephone or Electronically. Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as the Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Fund recommends the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Wire Transactions. When you ask us to send or receive a wire, please note that while the Fund does not currently charge a fee to receive wires, it is possible that your bank may charge fees. Wire transactions are completed within 24 hours. The Fund can only send wires of $5,000 or more and accept wires of $1,000 or more.

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Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Fund does not accept cash or cash equivalents (such as money orders, cashier’s checks, bankdrafts or traveler’s checks), credit cards or credit card checks, third party checks, starter checks or monetary instruments in bearer form. The Fund reserves the right to prohibit other forms of payment. The Anti-Money Laundering Compliance Officer may grant written exceptions from these prohibitions, if consistent with the Fund’s Anti-Money Laundering Program and the intent of applicable anti-money laundering laws. The Fund reserves the right to reject, restrict, cancel (within one day of receipt) or limit any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Mirae Asset Mutual Fund and to purchase shares of another Mirae Asset Mutual Fund, the Fund considers the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

Frequent Purchase and Redemption of Shares.  The Fund is designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require the Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders.

The Board has considered and evaluated the risks of short-term trading activities by the Fund’s shareholder and has adopted policies and procedures that seek to discourage and not accommodate short-term trading and other excessive trading practices. The Board has determined that the imposition of a redemption fee on the exchange and redemption of shares is unnecessary and that the Trust’s fair valuation policies and procedures (which may reduce arbitrage opportunities available to short-term traders), as well as the Investment Manager’s periodic review of shareholder trading activity, among other things, serve as a sufficient deterrent to short-term trading. The Fund reserves the right to institute a redemption fee at any time.

The Fund has a number of features in place intended to eliminate the possibility, or reduce the impact of any intentional short-term trading in the Fund. Specifically, the Fund employs fair value pricing to limit the potential for time-zone arbitrage.  Furthermore, the Investment Manager monitors sales and redemptions daily through a sales reporting program and has developed additional reports to monitor any short-term trading in the Fund.  Any suspicious activity is investigated. Shares purchased through reinvested dividends or capital gains, as well as redemption of shares from accounts, such as asset allocation programs that offer automatic re-balancing, wrap-fee accounts, or similar types of accounts or programs, and certain types of retirement accounts that provide default investment options are viewed as not having market-timing implications and will not be monitored or flagged for investigation. The Fund also maintains a cash balance that serves as a primary source of liquidity for meeting redemptions. The Fund also maintains a credit facility with Citibank, N.A. that can further limit the disruption from redemptions on portfolio management strategies and the potential impact on other shareholders.

Because the Fund may receive purchases and sales orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect short-term trading.  However, the Fund’s distribution agreements with its intermediaries provide Fund management with the ability to identify investors whose trading practices violate the Fund’s restrictions on short-term trading.  The vast majority of omnibus accounts in the Fund is fully disclosed or are otherwise coded to identify individual underlying accounts so that the Investment Manager can block them from further purchases if necessary. Where omnibus accounts are not fully disclosed or identified, the Fund’s agreements with its intermediaries allow Fund management to request additional information when necessary to identify potential short-term traders.

The financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary.  If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

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Reinstatement Privilege. You may decide to reinstate the shares that you have redeemed within the past 90 days. You must send a letter to the Transfer Agent, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested in the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Unclaimed Accounts.  Under certain circumstances, a shareholder’s shares in the Fund may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

ADDITIONAL INFORMATION

Fund Rights

You should be aware that the Fund may do any of the following:

•

Withhold federal income tax on your distributions if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

•

Close your account and send you the proceeds if your balance falls below $1,000 (or $500 for retirement accounts); charge you $10 a year if your account balance falls below $1,000; in either case, the Fund will give you 60 days’ notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).

•

Reject a new account application if you do not provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

•

Pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally will not make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1.00% of the value of the Fund’s net assets, whichever is less.

•

Change, add or withdraw various services, fees and account policies.

Foreign Investors

The Fund will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons), other than from affiliates of Mirae Asset USA. Where the Fund does accept such investments from a foreign investor, the Transfer Agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Fund has instructed the Transfer Agent to escalate foreign investors to the Fund’s Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the United States for a foreign financial institution.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you:  When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Fund shall have no obligation with respect to the terms of any such document.  Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.  However, the Fund reserves the right to close your account at the then-current day’s price if they are unable to verify your identity.

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Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Trust has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Investment Manager, they are deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Delivery of Shareholder Documents

The Trust delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-888-335-3417, or write to Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165.

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FINANCIAL HIGHLIGHTS

Financial information is not provided as the Fund has not commenced operations as of the date of this Prospectus.

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TO GET MORE INFORMATION

Shareholder Reports. Additional information about the Fund’s investments will be available in the Trust’s annual and semi-annual reports to shareholders (when available). In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”). This tells you more about the Fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this Prospectus).

The Fund’s most recent annual and semi-annual reports and SAI are available, free of charge, upon request, by calling 1-888-335-3417 or on the Trust’s website at http://investments.miraeasset.us. Shareholders may call 1-888-335-3417 to request other information about the Fund and to make shareholder inquiries. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

To Make Investments	SEC
Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165 http://investments.miraeasset.us 1-888-335-3417	Public Reference Station 100 F Street, N.E. Washington, D.C. 20549 www.sec.gov 1-202-551-8090

Distributed by:

Funds Distributor, LLC

SEC Investment Company Act File Number:

Mirae Asset Discovery Funds  811-22406

Mirae Asset Global Investments (USA) LLC, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019

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STATEMENT OF ADDITIONAL INFORMATION

MIRAE ASSET DISCOVERY FUNDS

Global Growth Fund

Mirae Asset Discovery Funds (the “Trust”) is an open-end management investment company that consists of seven series. This Statement of Additional Information (“SAI”) includes information about the Class A, Class C and Class I Shares of the following series of the Trust - Global Growth Fund (the “Fund”).

This SAI is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated November 17, 2015, as amended from time to time (the “Prospectus”). A copy of the Prospectus may be obtained without charge by calling the Trust toll-free at 1-888-335-3418 or by visiting the Trust’s website at http://investments.miraeasset.us.

Global Growth Fund
Class A	MGAGX
Class C	MGCGX
Class I	MGIGX

Statement of Additional Information, dated November 17, 2015

-i-

MIRAE ASSET DISCOVERY FUNDS

Mirae Asset Discovery Funds (the “Trust”) is an open-end management investment company that continually offers and redeems its shares. The Trust was organized as a Delaware statutory trust on April 7, 2010. Currently, the Trust consists of seven series. This Statement of Additional Information includes information about the Global Growth Fund, which may be referred to as the “Fund.”

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).  To be diversified, at least 75% of the value of the Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.  The remaining 25% of the value of a diversified fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements of Subchapter M.  See “Taxes.”

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment limitations as listed below cannot be changed without approval by a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, “a majority of the outstanding voting securities” of the Fund is the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

The Fund has adopted the following fundamental investment limitations, set forth below in their entirety.  The Fund may not:

(a)

Borrow money, except that (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the 1940 Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33⅓% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(b)

Issue senior securities to the extent such issuance would violate applicable law.

(c)

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(d)

Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(e)

Purchase physical commodities or contracts relating to physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(f)

Make loans to other persons except by (i) lending portfolio securities, (ii) entering into repurchase agreements and (iii) acquiring debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies.

(g)

Invest more than 25% of its total assets in securities of companies within a single industry, provided that there is no limitation with respect to securities issued or guaranteed by the U.S. Government or any agencies or instrumentalities.

Additionally, as a fundamental investment policy, the Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. Therefore, the Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations.

Notwithstanding fundamental investment limitation (a) above, applicable law currently prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. Notwithstanding fundamental investment limitation (g) above, the Fund may invest a substantial amount of its assets (more than 25%) in issuers located in a single country or a limited number of countries.

The Trust, on behalf of the Fund, has also adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval. The Fund may not:

1.

Purchase securities for the purpose of exercising control or management.

2.

Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

3.

Lend portfolio securities in an amount greater than 33⅓% (the Fund may set a lower percentage with a securities lending agent) of its total assets.

4.

Purchase illiquid securities (including repurchase agreements of more than seven days’ duration, certain restricted securities, and other securities which are not readily marketable), if, as a result, such securities would represent, at the time of purchase, more than 15% of the value of the Fund’s net assets. In the event that illiquid securities represent more than 15% of the value of the Fund’s assets, the Fund’s Investment Manager (as defined below) will consider corrective action necessary to maintain a level of portfolio liquidity that is appropriate under the circumstances.

INVESTMENT STRATEGIES AND RISKS

The following pages contain more detailed information about types of instruments in which the Fund may invest, strategies the Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), may employ in pursuit of the Fund’s investment objectives, and the related risks of such instruments and strategies.  The Fund’s Investment Manager may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its goal.  References herein to the Fund’s “Investment Manager” shall mean Mirae Asset USA.

Borrowing

The Fund may borrow from banks.  Except as otherwise provided in this SAI, the Fund may borrow money as permitted by the 1940 Act, including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests.  This borrowing may be unsecured.  The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  The Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral.  If the Fund borrows money, the borrowing may magnify increases and decreases in the share price until such borrowing is paid off.  If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Leverage may exaggerate the effect of any increase or decrease in the value of portfolio securities on the interest and other costs, which may or not exceed the income or gains received from the securities purchased with borrowed funds. Additionally, borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.

Cash Management

The Fund can hold uninvested cash, including cash collateral from securities lending (if any), or can invest in cash equivalents such as money market securities, or shares of money market or short-term bond funds, or units of registered or unregistered collective investment vehicles (which invest in Rule 2a-7 (money market fund) permitted assets).  Generally, these securities offer less potential for gains than other types of securities.

Common Stock

Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Depositary Receipts

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Cybersecurity and Disaster Recovery Risks

Information and technology systems relied upon by the Fund, the Investment Manager, the Fund’s service providers (including, but not limited to, Fund accountants, custodian, transfer agent, administrator, distributor and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Investment Manager has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Investment Manager, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors) impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Investment Manager, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Derivative Instruments

Derivative instruments are financial instruments that derive their value from another instrument, security, index,  currency or other asset.  The Fund may use derivatives for hedging purposes or to enhance return (which may be considered speculative since the Fund is primarily seeking to achieve gains, not offset the risk of other positions). The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest. The Fund incurs costs in opening and closing derivatives positions.  The Fund does not intend to invest more than 5% of its assets in derivative instruments.

Dodd-Frank Wall Street Reform and Consumer Protection Act.The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulate the over-the-counter (“OTC”) derivatives markets for the first time.  Dodd-Frank authorizes the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) to mandate that a substantial portion of swaps (regulated by the CFTC) and security-based swaps (regulated by the SEC) (collectively “swaps”) must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain swaps must be cleared and traded on a regulated exchange and will impose these requirements on additional swaps in the future).  Swap trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the Securities and Exchange Commission (the "SEC") or the CFTC.  Clearinghouse members typically demand the unilateral ability to increase a Fund’s collateral requirements for cleared trades beyond any regulatory and clearinghouse minimums.  The SEC, CFTC and federal banking regulators have proposed (but not finalized) margin requirements on non-cleared derivatives entered into with derivatives dealers and new requirements will apply to the holding of customer collateral by derivatives dealers.  These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it.  Clearing members are also required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank.  This has and will continue to increase clearing members’ and derivative dealers’ costs, and these increased costs are generally passed through to other market participants in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

With respect to cleared derivatives, the Fund will not face a clearinghouse directly but rather clear through a CFTC or SEC registered clearing member that is authorized to clear customer positions.  The Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member.  Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis to be executed through a regulated platform, such as a securities or futures exchange or an execution facility for swaps.  Certain CFTC-regulated derivatives trades are already subject to these rules and the CFTC expects to subject additional derivative trades to such trade execution rules in the future.  The SEC has not indicated when they will require or impose clearing or trade execution requirements on the derivatives trades that they regulate.  Such requirements may make it more difficult and costly for investment funds, including this Fund, to enter into highly tailored or customized transactions.  They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.  If the Fund decides to become a member of one or more of these platforms, the Fund would be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are now required to register with the CFTC and will ultimately be required to register with the SEC.  Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, limitations on conflicts of interest, and other regulatory requirements.  These requirements increase the overall costs for OTC derivative dealers, which costs may be passed along to market participants as market changes continue to be implemented.  The overall impact of Dodd-Frank on the Fund remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.  In addition, Dodd-Frank imposes requirements that are applicable to all market participants such as the clearing and platform execution requirements discussed above, reporting and recordkeeping requirements, and other requirements such as position limits.

To the extent the Fund uses derivative instruments that are not regulated by the CFTC or the SEC, the Fund’s use of such derivative instruments may be subject to regulation and oversight by regulators in other jurisdictions. Compliance with regulations in these jurisdictions may cause the Fund to incur additional costs.

Hedging.  The Fund may use derivatives to offset the risks associated with other Fund holdings.  This strategy is known as hedging. Losses on the other Fund securities may be reduced by gains on a derivative that responds in an opposite manner to market movements. Although hedging can reduce losses impacting the Fund, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund.  The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a cleared derivative. Other risks that hedging may involve are the risk of losses resulting from interest rate, spread or other market movements not anticipated by the Fund’s Investment Manager, and, possibly, the obligation to meet additional margin or other payment requirements, all of which could worsen the Fund’s position. To the extent that any hedging strategy involves the use of OTC derivatives transaction, such a strategy would be affected by the implementation of the various regulations adopted pursuant to Dodd-Frank. There can be no guarantee that the Fund’s hedging strategies will be effective. The Fund is not required to engage in hedging transactions, and the Fund may choose not to do so.

The Fund may use derivative instruments and trading strategies, including the following:

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the purchaser pays the current market price for the option (known as the option premium).  Options have various types of underlying assets, including specific securities, indices of securities prices, and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.  A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option may realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer may suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying asset at the option’s strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.  When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss.  This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall and there is no limit on potential losses.  Through receipt of the option premium, a call writer mitigates the effects of a price increase.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer is exposed to the risk of security price increases.

There is no assurance that a liquid market will exist for any particular options contract at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.  In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying asset, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges, known as “OTC options”) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a higher price, to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly.  The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures.  The Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price (except that some futures contracts are cash settled). No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value, or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options or contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities that the Fund intends to purchase.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability of the Fund’s Investment Manager to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges.  For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities.  Dodd-Frank significantly expands the CFTC’s authority to impose position limits with respect to futures contracts and options as well as swaps that are economically equivalent to futures or options on futures, and swaps that are traded on a regulated exchange and certain swaps that perform a significant price discovery function.  In response to this expansion of its authority, in 2013, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on  28  energy, metals and agricultural futures contracts as well as economically equivalent swaps.  Those proposed speculative position limits are not yet finalized.  If the CFTC adopts these proposed position limits , the counterparties with which the Fund deals may further limit the size or duration of positions available to the Fund.  All accounts owned or managed by the Investment Manager are likely to be combined for speculative position limit purposes.  The Fund could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits.  Any such liquidation or limited implementation could result in substantial costs to the Fund.

The derivatives in which the Fund may invest have become subject to comprehensive statutes  and regulations.  In the event that the Fund's investments in derivative instruments regulated under the Commodity Exchange Act (“CEA”), including futures, swaps and options, exceeds a certain threshold, the Investment Manager may be required to register as a "commodity pool operator."  In addition, the Investment Manager may be required to register as a "commodity trading advisor".  In the event the Investment Manager is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.  However, the Trust has filed a notice of eligibility claiming an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the CEA with respect to the Fund.  The Fund currently intends to operate in a manner that would permit it to continue to claim an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the CEA.

Risk factors involving derivatives.  Derivatives are volatile and involve significant risks, including:

Credit Risk — The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes the counterparty to each party to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearinghouse for performance of financial obligations. However, there can be no assurance that the clearinghouse, or its members, will satisfy their obligations to the Fund.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty — The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and futures and options contracts, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, for both cleared swaps and futures and options contracts, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro ratashare of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer.

With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account of a clearing member at the clearing organization to satisfy payment obligations to the clearing organization of a defaulting customer of the clearing member that also defaults on its payment obligations to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional risk factors of OTC transactions; Limitations on the use of OTC derivatives.”  However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to exit its position at an acceptable price.  It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, that exceed the amount originally invested by the Fund.  When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional risk factors of OTC transactions; Limitations on the use of OTC derivatives.  Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk.  The absence of liquidity may make it difficult or impossible for the Fund to exit its position  promptly at an acceptable price.  The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for its position.  To reduce these liquidity risks, the Fund will acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

To the extent that the Fund has unrealized gains in OTC derivatives or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations.  The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets on the basis of clearing such transactions through a central counterparty (if such clearing is mandatory or otherwise available), or otherwise on a bilateral, uncleared, basis only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Foreign Securities

The Fund will invest in foreign securities, including securities from issuers located in emerging markets countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States, in addition to the risks inherent in investments in the United States.  These risks can increase the chances that the Fund will lose money.

Certain foreign market economies may rely heavily on particular industries or foreign capital and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Foreign investments also involve risks relating to local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing, including through the imposition of punitive taxes, in their capital markets or in certain industries. These actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Additional foreign market risks include those relating to exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Investors in certain foreign countries may have limited legal remedies. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments. Dividends or interest on, or proceeds from the sale of, foreign securities may also be subject to foreign withholding taxes.

Investments in foreign securities may result in currency risk. Foreign securities generally are denominated and pay dividends or interest in foreign currencies.  Therefore, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws that protect investors similar to the protections provided by U.S. securities laws. Accounting standards in other countries are not necessarily the same as in the United States, and if the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund’s Investment Manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, some of which may be recently organized or new to the foreign custody business. There may also be limited or no regulatory oversight over their operations. The Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt may be limited by the laws of certain countries. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. This may reduce the Fund’s returns on its investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. The Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks not typically generated by the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions, and these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

The expense ratio of the Fund, due to investing significantly in foreign securities, can be expected to be higher than if the Fund invested primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Investments in emerging markets. The Fund may invest in the securities of issuers in emerging markets countries or investments that are tied economically to emerging markets countries.  Investments in global emerging markets can magnify the risks of foreign investing described above. Such investments also involve additional risks that do not generally apply to investments in securities of issuers in more developed capital markets. These risks include (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such an environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Several publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in emerging markets countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The 1940 Act restricts the Fund’s investment in other investment companies, which may limit opportunities for the Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Investments in Asian countries. In addition to the risks of foreign investing and the risks of investing in emerging markets, the emerging markets Asian countries in which the Fund may invest are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. The markets of emerging markets Asian countries also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in Asian countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many Asian countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. The governments of many such countries have a substantial role in the regulation and supervision of the economy. The governments also exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions of these Asian countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of Asian countries, which are developing markets, may be less reliable than economic statistics of more developed nations.

Most Asian countries are developing markets and are heavily dependent upon international trade. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.  The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain developing Asian countries are especially large debtors to commercial banks and foreign governments.

The legal systems in certain developing markets in Asia also may have an adverse impact on the Fund. Similarly, the rights of investors of Asian companies in these developing markets may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market.

Satisfactory custodial services for investment securities may not be available in some developing Asian countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

There is a relative lack of publicly available information about Asian issuers.  Additionally, inflation accounting rules in some Asian countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for Asian companies in developing markets.

Certain developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. There can be no assurance that the Fund will be able to meet such restrictions, such as obtaining required governmental approvals, in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asian countries may have an adverse impact on the operations of the Fund. In certain countries, the Fund may be required to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. It is possible that re-registration may not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Investments in China. The People’s Republic of China (“PRC”) has two stock exchanges: the Shanghai stock exchange and the Shenzhen stock exchange.  Securities listed on the Shanghai or Shenzhen stock exchanges are divided into two classes:  A shares, which are denominated in Renminbi (“RMB”) and mostly available for trading by domestic investors, and B shares, which are available for trading by both international and domestic investors.  The Fund may gain exposure to the Shanghai stock exchange by investing in A shares (see below for additional information).  The Fund may gain exposure to the Shanghai or Shenzhen stock exchanges by investing in B shares.  B shares which are listed on the Shenzhen stock exchange are denominated in Hong Kong dollars while B shares which are listed on the Shanghai stock exchange are denominated in U.S. dollars. In addition to B shares, the Fund may invest in H shares, Red Chip shares and shares of Hong Kong-domiciled companies and Macau-domiciled companies, all listed on the Hong Kong Stock Exchange, and shares of companies that conduct their business in China but are listed on overseas exchanges.

Hedging products available in the securities market of the PRC are less developed compared with such financial instruments available for hedging purposes in the United States. While the PRC has recently permitted the trading of stock index futures and securities lending activities, it is yet to be determined how these financial instruments and borrowing facilities will develop and impact the China financial market.

Investments in China A Shares. The Fund may have access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect (“Stock Connect”) upon approval by the relevant regulatory authority. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), Shanghai Stock Exchange (“SSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”), with an aim to achieve mutual stock market access between the mainland China and Hong Kong.

Stock Connect comprises a Northbound Trading Link and a Southbound Trading Link. Hong Kong and overseas investors, through their Hong Kong brokers and a securities trading service company established by the Stock Exchange of Hong Kong Limited (“SEHK”), may be able to place orders to trade eligible shares listed on SSE by routing orders to SSE.

Under Stock Connect, overseas investors, such as the Fund, may be allowed, subject to rules and regulations issued/amended from time to time, to trade certain China A Shares listed on the SSE (the “SSE Securities”) through the Northbound Trading Link. The eligible shares listed on the SSE will initially be the SSE 180 Index and SSE 380 Index, and all the SSE-listed China A Shares that are not included as constituent stocks of the relevant indices but which have corresponding H-Shares listed on SEHK, except (i) those SSE-listed shares which are not traded in RMB and (ii) those SSE-listed shares which are included in the “risk alert board.” The list of eligible securities may be changed subject to the review and approval by the relevant Chinese regulators from time to time. Hong Kong and overseas investors may only trade and settle SSE Securities in RMB.

Risks associated with investing in China A shares through Stock Connect, include, but are not limited to, the following:

Quota Limitations Risk —Stock Connect is subject to both a daily quota and an “aggregate” quota measuring total purchases and sales of securities via Stock Connect. Buy orders and sell orders offset each other for purposes of the quota. If either the daily or aggregate quota is exceeded, further buy orders will be rejected, either until the next trading day (in the case of the daily quota) or until the next trading day when sufficient aggregate quota is available. These quotas are not particular to either the Fund or the Investment Manager, but apply to all market participants generally. If the Investment Manager is unable to purchase additional SSE Securities, their ability to implement the Fund’s investment strategy may be adversely affected.

Suspension Risk —Both SEHK and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and for managing risks prudently, which could adversely affect the Fund’s ability to access the mainland China market.

Differences in Trading Day —Stock Connect only operates on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors cannot carry out any China A Share trading because it is not a day on which the Hong Kong market is open for trading. The Fund may be subject to a risk of price fluctuations in China A Shares during the time when Stock Connect is not trading as a result.

Clearing and Settlement and Custody Risks —The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for establishing the clearing links, and each of HKSCC and ChinaClear is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the CSRC. The possibility of ChinaClear defaulting is considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the Fund may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A Shares traded through Stock Connect are issued in scripless form.  As such, Hong Kong and overseas investors, such as the Fund, will not hold any physical China A Shares acquired through the Northbound Trading Link and should maintain their SSE Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for clearing securities listed or traded on SEHK (the “Central Clearing System”).

Operational Risk —Stock Connect provides a new channel for investors from Hong Kong and overseas to access the China stock market directly. Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. It should be appreciated that the securities regimes and legal systems of the China and Hong Kong markets differ significantly, and in order for the trial program to operate, market participants may need to address issues arising from the differences on an on-going basis. Further, the “connectivity” in the Stock Connect program requires routing orders across the border. This requires the development of new information technology systems on the part of the SEHK and exchange participants (e.g., the new order routing system to be set up by SEHK to which exchange participants need to connect). There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. The Fund’s ability to access the China A Share market (and hence to pursue their investment strategy) may be adversely affected.

Recalling Risk and Trading Restrictions —A stock may be recalled from the scope of eligible SSE Securities for trading via Stock Connect for various reasons, and in such event, the stock can only be sold but will be restricted from being bought. The Investment Manager’s ability to implement the Fund’s investment strategy may be adversely affected.

Nominee Arrangements in Holding China A Shares —HKSCC is the “nominee holder” of the SSE Securities acquired by overseas investors, such as the Fund, through Stock Connect. The CSRC Stock Connect rules expressly provided that investors enjoy the rights and benefits of the SSE Securities acquired through Stock Connect in accordance with applicable laws. However, the courts in China may find that a nominee or custodian, as the registered holder of the SSE Securities, has full ownership thereof. Even if the concept of beneficial owner is recognized under Chinese law, a Chinese court may find that those SSE Securities form part of the pool of assets of such nominee or custodian available for distribution to creditors of such nominee or custodian and/or that a beneficial owner has no rights whatsoever in respect thereof. Consequently, the Fund cannot ensure that the Fund’s ownership of SSE Securities or title thereto is assured in all circumstances.

Under the rules of the Central Clearing System, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the SSE Securities in China or elsewhere. Therefore, although the Fund’s ownership may be ultimately recognized, the Fund may suffer difficulties or delays in enforcing its rights in China A Shares.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund, or anyone acting on behalf of the Fund, will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

Investor Compensation —Investments of the Fund through the Northbound Trading Link under Stock Connect will not be covered by Hong Kong’s Investor Compensation Fund ( which was established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong), because such investments do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited.  On the other hand, because such investments are carried out through securities brokers in Hong Kong and not mainland Chinese brokers, they are also not protected by the China Securities Investor Protection Fund in China.

Trading Costs —In addition to paying trading fees and stamp duties in connection with China A Share trading, the Fund may be subject to new portfolio fees, dividend tax and tax concerned with income arising from stock transfers under Stock Connect, which are yet to be determined by the relevant authorities.

Currency Risk —The price of RMB may fluctuate. If the Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency risk if the Fund needs to convert the local currency into RMB for investments in China A Shares via Stock Connect. The Fund will also incur conversion costs.

Local Market Rules, Foreign Shareholding Restrictions and Disclosure Obligations —Under Stock Connect, China listed companies and trading of China A Shares are subject to market rules and disclosure requirements in the China stock market. Any changes in laws, regulations and policies of the China A Shares market or rules in relation to Stock Connect may affect share prices. There are also foreign shareholding restrictions and disclosure obligations that are applicable to China A Shares acquired via Stock Connect.

The Fund will be subject to restrictions on trading (including a restriction on retention of proceeds) in China A Shares as a result of its interest in the China A Shares. The Fund is solely responsible for compliance with all notifications, reports and relevant requirements in connection with their interests in China A Shares.

Under the current mainland China rules, once an investor holds more than 5% of the shares of a company listed on the SSE, the investor is required to disclose its interest within three working days during which time it cannot trade the shares of that company. The investor is also required to disclose any change in its shareholding and comply with related trading restrictions in accordance with the mainland China rules. According to existing mainland China practices, the Fund, as a beneficial owner of China A Shares traded via Stock Connect, cannot appoint proxies to attend shareholders’ meetings on its behalf.

Regulatory Risk —The CSRC Stock Connect rules are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules, such as in liquidation proceedings of Chinese companies.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and to implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Stock Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. The Fund which may invest in mainland China markets through Stock Connect may be adversely affected as a result of such changes.

Illiquid Securities

The Fund may invest up to 15% of its total assets in illiquid securities.  Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued.  Difficulty in selling securities may result in a loss or may be costly to the Fund.  Under the supervision of the Board of Trustees of the Trust (the "Board"), the Fund’s Investment Manager determines the liquidity of the Fund’s investments and, through reports from the Investment Manager, the Board monitors investments in illiquid securities.  In determining the liquidity of the Fund’s investments, various factors may be considered, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Initial Public Offerings

The Fund may purchase securities through initial public offerings (“IPOs”). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  The prices of securities sold in IPOs may be highly volatile and the Fund may only hold such securities for a short period of time. There is no guarantee that the Fund will be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease.  When the Fund is smaller in size, any gains or losses from IPO securities may have more impact on the Fund’s performance than when the Fund is larger in size. Although initial public offering investments may have a positive impact on the performance of the Fund, investors should not rely on past gains from initial public offerings as an indication of future performance. There can be no assurance that the Fund will have favorable IPO investment opportunities in the future or that the Fund’s investments in initial public offerings will have a positive impact on the Fund’s performance.

Investment in Other Investment Companies, including Exchange Traded Funds

The Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by Mirae Asset USA and its affiliates), including money market funds and exchange traded funds (“ETFs”).  In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies.  In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company, and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company.  In some cases, the Fund may rely on orders from the SEC that permit the Fund to invest in certain ETFs beyond these percentage limits. Additionally, pursuant to the 1940 Act and the rules thereunder, and subject to certain conditions, these percentage limitations do not apply to investments in money market funds.  The Fund, pursuant to the 1940 Act and subject to certain conditions, may invest without limitation in affiliated and unaffiliated money market funds.

Investments in other investment companies are subject to market risk and selection risk.  In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

In addition to the risks described above, investments in ETFs include additional considerations.  Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments, selected to track a particular index or other benchmark.  Shares of the ETF generally increase in value as the value of the benchmark increases.  However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), ETF shares are expected to increase in value as the value of the underlying benchmark decreases.  Shares of an ETF are only redeemable in large blocks (typically, 50,000 shares) often called “creation units” by persons other than a fund, and are redeemed principally in-kind at each day’s next calculated net asset value. While traditional investment companies are continuously offered at net asset value, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark.  Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their net asset value and the risk that the ETFs may not be liquid.  ETFs also may be leveraged, and therefore, there is a greater potential for loss.  Additionally, most leveraged and inverse ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis.  Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Preferred Stock

The Fund may invest in preferred stock.  Preferred stock represents an equity or ownership interest in an issuer that is entitled to dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred stock and common stock.  Preferred stock may be subject to option or mandatory redemption provisions.

Portfolio Turnover

The Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Fund’s Investment Manager. In seeking to achieve its investment objective, the Fund may engage in active and frequent trading of portfolio securities. Accordingly, it is impossible to predict portfolio turnover rates.  Therefore, the Fund’s portfolio turnover rate may be significantly higher or lower than what is listed below. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.  A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund.

Temporary Defensive Policies

The Fund reserves the right to invest without limitation in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or hold cash for temporary, defensive purposes.  Such temporary defensive strategy will not be consistent with the Fund’s primary investment strategies.

Warrants and Rights

The Fund may purchase warrants and participate in rights offerings.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders.

A warrant or right ceases to have value if it is not exercised prior to its expiration date.  Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be.  Buying a warrant does not make the Fund a shareholder of the underlying stock and does not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  These factors can make warrants more speculative than other types of investments.  They are also generally less liquid than an investment in the underlying securities.

Additional Information about Investment Strategies

The Fund’s Investment Manager may use the MSCI Global Industry Classification System, Standard Industrial Classification (“SIC”) Codes or any other reasonable industry classification system (including systems developed by the Investment Manager) for purposes of the Fund's investment restrictions and policies relating to industry concentration.

In addition, the Fund’s Investment Manager may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Fund it advises that are specific to that Investment Manager.  For example, an Investment Manager may employ its own internally-developed definitions and standards in connection with characterizing a security as an “equity” or “debt” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” determining the scope of a “geographic region,” characterizing an investment as “income-producing” and characterizing an investment as a U.S. or non-U.S. investment.  In addition, the definitions and standards used by the Fund’s Investment Manager may change over time and without notice to investors, and in certain cases an Investment Manager may use definitions for the Fund, which differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts which it advises.

MANAGEMENT OF THE FUND

The Trust’s Leadership Structure

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust.  The Board is responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers.  The officers of the Trust conduct and supervise the Trust’s daily business operations.

The Board is currently comprised of four individuals (each, a “Trustee”), three of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”).  Mr. John F. McNamara, an Independent Trustee, acts as Chairman of the Board (the “Chairman”).  The Independent Trustees have retained independent legal counsel to assist them in their duties. The Chairman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, the Chairman consults with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  The Board conducts regular, in-person meetings at least four times a year, and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established two standing committees – the Audit Committee and the Nominating and Governance Committee.  The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that this leadership structure, including the role of the Chairman being fulfilled by an Independent Trustee, is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through Mirae Asset USA, the sub-manager and other service providers, Trust officers and the Trust’s Chief Compliance Officer.  The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Fund is the responsibility of Mirae Asset USA, the sub-manager, if any, or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs.  Each of Mirae Asset USA, the sub-manager and the other service providers have their own independent interest in risk management and their policies and methods of risk management depends on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides oversight by receiving and reviewing on a regular basis reports from Mirae Asset USA, the sub-manager or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on Mirae Asset USA, the sub-manager and other service providers with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board committees.  For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Trustees Experience, Qualifications and/or Skills

The information below includes each Trustee’s principal occupations during the last five years.  Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee.  The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust.  Mr. McNamara has over 30 years of business experience in the area of finance and investment products.  He served on the board of directors of another registered investment company and on the boards of hedge funds.  Mr. Enrique Arzac has over 30 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other registered investment companies and on the board of directors of an investment management and investment advisory services company.  Mr. Keith M. Schappert has over 30 years of business and consulting experience in the area of investment management.  He also currently serves on the boards of directors of other registered investment companies and on the board of trustees of investment management firms.  Mr. Peter Graham has over 24 years of experience in the areas of business, product development, marketing, strategy and investment management.  He currently serves as Chief Executive Officer of Mirae Asset USA.

The tables below set forth certain information about the Trustees and officers of the Trust. The business address of each Trustee and officer is 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019. Each Trustee serves until his successor is elected and qualified, or until his death, resignation, or removal as provided in the Trust’s governing documents or by statute.  Each elected officer is elected by, and serves at the pleasure of, the Board.

Board of Trustees:
Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Public Directorships Held in the Past Five Years
Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971.	7

Director of Adams Diversified Equity Fund; Director of Adams Natural Resources Fund; Director of Credit Suisse Asset Management Funds (two closed-end funds, eight open-end funds and one variable annuity fund, each an investment company); Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Credit Suisse Next Investors, LLC (private investment company); Director of Credit Suisse Park View BDC, Inc. (private business development company); Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013; Director of Starcomms PLC (telecommunications company) from 2008 to 2011

John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	Retired.	7	Director of Chirin Capital (hedge fund) from June 2004 to July 2011; Director of Progress Capital (hedge fund) from June 2005 to July 2011
Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC (investment industry consulting) since 2008.	7

Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc. (investment management); Director of the Angel Oak Flexible Income Fund (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management); Director of Trilogy Global Advisors from December 2009 to December 2011(investment management).

Board of Trustees:
Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Public Directorships Held in the Past Five Years
Interested Trustee:
Peter Graham (1964)	Trustee	March 2013 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009.	7	None

Officers:
Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Peter Graham (1964)	President	2011 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009.
Robert Shea (1966)	Secretary	March 2013 to present

Chief Operating Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Finance and Operations from July 2009 to March 2013; Director and Executive Vice President of Horizons ETFs Management (USA) LLC since 2012; Chief Financial Officer of Gradient Partners, LP from September 2004 to June 2009.

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.
Patrick Keniston (1964)	Chief Compliance Officer	2010 to present	Director of Foreside Compliance Services, LLC since October 2008.

Standing Board Committees

The Trust has an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”).  Each of the Audit Committee and the Governance Committee consists of all the Independent Trustees, namely Enrique R. Arzac, John F. McNamara and Keith M. Schappert.

Mr. Enrique R. Arzac serves as chairman of the Audit Committee.  In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund's independent registered public accounting firm, and the Fund's compliance with legal and regulatory requirements.  The Audit Committee reviews the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls.  The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm.  The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund's independent registered public accounting firm to the Fund’s Investment Manager and any affiliated service providers if the engagement relates directly to the Fund's operation and financial reporting.  During the Trust’s fiscal year ended April 30, 2015, the Audit Committee met two times.

Mr. Keith M. Schappert serves as chairman of the Governance Committee. The Governance Committee will accept nominees recommended by the Fund’s shareholders when a vacancy becomes available.  Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. During the Trust’s fiscal year ended April 30, 2015, the Governance Committee met two times.

Share Ownership

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and all series of the Trust as of December 31, 2014.

Trustees	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned of All Series of the Trust

Independent Trustees:
Enrique R. Arzac	None	$50,001-$100,000
John F. McNamara	None	Over $100,000
Keith M. Schappert	None	None
Interested Trustees:
Peter Graham	None	$50,001-$100,000

As of December 31, 2014, none of the Independent Trustees or their immediate family members beneficially owned securities of Mirae Asset USA, the Trust’s distributor or any person directly or indirectly controlling, controlled by or under common control with Mirae Asset USA or the Trust’s distributor.

Trustee Compensation

Each Independent Trustee is paid as compensation an annual retainer of $30,000 paid quarterly for his services as a Trustee of the Trust, an $8,000 Board meeting fee to be paid for each in-person quarterly Board meeting attended, and a $500 fee for each special Board meeting attended. Each Independent Trustee is also paid an additional fee of $500 for attendance and participation at all Committee meetings conducted during an in-person quarterly Board meeting. Each Independent Trustee will also get paid an additional $500 for any special Committee meetings attended. The Chairman of the Board is paid an additional annual retainer of $10,000 paid quarterly, the Chairman of the Audit Committee is paid an additional annual retainer of $5,000 paid quarterly and the Chairman of the Governance Committee is paid an additional annual retainer of $2,500 paid quarterly.  Each Independent Trustee is reimbursed for his out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to his attendance at Board and Committee meetings.

The table below sets forth the compensation the Fund expects to pay the Independent Trustees for their service for the fiscal year ended April 30, 2016 and the aggregate compensation paid by the Trust to the Independent Trustees for their service for the fiscal year ended April 30, 2015.

	Independent Trustees
Compensation from	Enrique R. Arzac[1]	John F. McNamara[2]	Keith M. Schappert[3]
Estimated Compensation from Global Growth Fund	$1,589	$1,703	$1,476
Pension or Retirement Benefits Accrued as Part of Fund Expenses	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None
Aggregate Compensation from All Series of the Trust	$69,000	$74,000	$65,875

1	Includes compensation as Audit Committee Chairman.
2	Includes compensation as Board Chairman.
3	Includes compensation as Governance Committee Chairman.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of October 31, 2015, the Fund had no shares outstanding.

A shareholder who owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders.

As of October 31, 2015, all Trustees and officers of the Trust, as a group, owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1.00% of the outstanding shares of any class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA”) is the investment manager for the Fund. Mirae Asset USA, a Delaware limited liability company with its office located at 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019, is an indirect, majority-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae Asset Korea”). Mirae Asset USA provides global investment advisory services.

Under its investment management agreement with the Trust on behalf of the Fund (collectively, the “Investment Management Agreement”), Mirae Asset USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Fund, subject to the oversight and supervision of the Board.  Mirae Asset USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

Pursuant to the Investment Management Agreement, the Fund pays Mirae Asset USA a monthly management fee at an annual rate of the Fund’s average daily net assets as set forth below:

Fund	Management Fee Rate
Global Growth Fund	0.95%

With respect to Class A, Class C and Class I Shares of the Fund, Mirae Asset USA has contractually agreed to waive its management fee and, if necessary, to reimburse fees and/or expenses to the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, expenses incurred as a result of the Fund’s investments and other extraordinary expenses) of the Fund do not exceed the percentages specified below through August 31, 2017:

	Share Class	Operating Expense Limit (as a percentage of average daily net assets)
Global Growth Fund	Class A Class C Class I	1.45% 2.20% 1.20%

If, within three years following any amounts waived or reimbursed with respect to any share class, the operating expenses of such share class paid by the Fund are less than the expense limit for such share class, the applicable share class may have to repay Mirae Asset USA all or a portion of the fees waived or reimbursed during the three-year period. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. To receive any such repayment, Mirae Asset USA or an affiliate must be the investment manager or administrator to the Fund at the time of payment, and the Board of Trustees must approve the payment of such reimbursement. The expense limitation agreement may be terminated prior to August 31, 2017 upon 90 days’ prior written notice by a majority of the Independent Trustees of the Trust or by a majority of the outstanding voting securities of the Fund.

As of the date of this SAI, the Fund has not made any payments to Mirae Asset USA pursuant to the Investment Management Agreement.

Control of Mirae Asset USA

Mirae Asset USA.  Mirae Asset USA is an indirect majority-owned subsidiary of Mirae Asset Korea and an indirect minority-owned subsidiary of Mirae Asset Hong Kong.  Mirae Asset Korea is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group, of which Mirae Asset USA is a member.

Portfolio Manager

As described in the Prospectus, the day-to-day management of the Fund's portfolio is the primary and/or joint responsibility of a team of one or more Mirae Asset portfolio managers. These individuals may also have responsibility for the day-to-day portfolio management of other funds and accounts that are not a part of the Trust.

Management of Other Funds and Accounts.  The following table sets forth information about funds and accounts other than the Fund for which the portfolio manager is jointly and primarily responsible for the day-to-day portfolio management as of  September 30, 2015.

	Number of Other Accounts Managed and Assets by Account Type[1]
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Ryan Coyle	0	$0	5	$69,949,004	0	$0

1   The portfolio manager did not manage any accounts or assets that charge performance-based fees as of September 30, 2015.

Securities Ownership of Portfolio Manager. As of September 30, 2015, the portfolio manager did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. The portfolio manager receives a fixed base salary that takes into account the portfolio manager’s experience and responsibilities.

Discretionary Compensation. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. Bonuses are based on a number of factors, including the profitability of the Mirae Asset Global Investments Group, which includes Mirae Asset USA, Mirae Asset Hong Kong and its affiliates, and the employee’s contributions to the firm, such as the performance of accounts managed by the employee, leadership position in the firm and participation in firm marketing efforts and other activities.  Market conditions and performance relative to the benchmark or peer group of the Fund or other account may also be considered.

Potential Material Conflicts of Interest.  Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account.  These conflicts include the following:  (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where Mirae Asset USA and/or a sub-manager (if applicable) has an incentive fee arrangement, including a performance-based fee, or other interest with respect to one account that does not exist with respect to other accounts.

Administration Services

Citi Fund Services Ohio, Inc. (in its capacity as the administrator, the “Administrator”) serves as the Trust’s administrator pursuant to a services agreement (the “Services Agreement”).  The Administrator has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

The Trust and the Administrator have entered into the Services Agreement whereby the Administrator provides, or arranges for the provision of, certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

The Services Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or damage resulting from the performance or non-performance of its duties under the Services Agreement unless directly caused by or resulting from the negligence, bad faith or willful misconduct of the Administrator, its officers or employees.  The Administrator’s liability is limited to an amount agreed upon between the Administrator and the Trust.

For its services, the Administrator receives fees from the Fund calculated daily and paid monthly equal to the greater of (i) $5,833.33 or (ii) the sum of 0.015% of the first $1 billion in net assets of the Fund and 0.010% of the net assets of the Fund in excess of $1 billion. The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs. As of the date of this SAI, the fund has not made any payments to the Administrator.

Fund Accounting Agent

Citi Fund Services Ohio, Inc., with its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust’s fund accounting agent (in its capacity as the fund accounting agent, the “Fund Accounting Agent”) pursuant to the Services Agreement. Pursuant to the Services Agreement, the Fund Accounting Agent performs record maintenance, accounting, financial statement and regulatory filing services for the Fund.  As of the date of this SAI, the Fund has not made any payments to the Fund Accounting Agent.

Distributor

Funds Distributor, LLC (the “Distributor”) serves as the distributor of the Trust and the Fund.  The Distributor has its principal business offices at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor and its affiliates also serve as the principal underwriter to other mutual funds.

The Trust and the Distributor are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund’s Class A, Class C and Class I Shares.  The Distributor distributes shares of the Fund through financial intermediaries who may be members of The Financial Industry Regulatory Authority, Inc. (“FINRA”) and who have executed dealer or selling group agreements with the Distributor.  The Distributor distributes shares of the Fund on a continuous basis; the Fund or the Distributor reserves the right to suspend or discontinue distribution.  The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor and its officers have no role in determining the Fund's investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Manager, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Distributor may receive compensation under the Distribution Agreement for distribution of Fund shares.  Pursuant to the Distribution Agreement, the Fund pays a Rule 12b-1 fee to the Distributor.  Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to broker-dealers, all or a portion of the sales charge paid by the purchaser of Class A Shares.  The Distributor may reallow a portion of the commissions and 12b-1 fees that are not paid to financial intermediaries, and may use such commissions and fees only, to pay distribution-related or shareholder service expenses.

Pursuant to an agreement between the Distributor and Mirae Asset USA, Mirae Asset USA has also agreed to compensate and reimburse the Distributor for its provision to the Fund of any distribution services for which the Fund is not authorized to compensate and reimburse the Distributor, including the registration of employees of Mirae Asset USA or its affiliates as registered representatives of the Distributor to facilitate distribution of Fund shares.

With respect to the Fund, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, or by the Distributor, upon not more than 60 days’ written notice by either party.  The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Transfer and Dividend Disbursing Agent

SunGard Investor Services, LLC, with its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust’s transfer and dividend-disbursing agent (in its capacity as the transfer and dividend-disbursing agent, the “Transfer Agent”) pursuant to a transfer agency services agreement (the “TA Services Agreement”).  Pursuant to the TA Services Agreement, the Transfer Agent performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Custodian

Citibank, N.A. (in its capacity as the custodian, the “Custodian”), with its principal offices at 111 Wall Street, New York, New York 10005, serves as the Trust’s custodian pursuant to a Global Custodial Services Agreement (the “Custodian Agreement”).  Pursuant to the Custodian Agreement, the Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Compliance Services

Under a Fund Compliance and AML Services Agreement (the “Compliance Agreement”) with the Trust, Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as certain additional compliance support functions (“Compliance Services”). The Compliance Agreement with respect to the Fund continues in effect until terminated.  The Compliance Agreement is terminable with or without cause and without penalty by the Board or by Foreside Compliance Services, LLC with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the Board will have the right to remove the CCO and/or the AMLCO at any time, with or without cause, without the payment of any penalty.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust and provides audit-related services and assistance and consults with respect to the preparation of filings with the SEC.

Legal Counsel

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel for the Trust.

Code of Ethics

Mirae Asset USA, Citi Fund Services Ohio, Inc. (the  Administrator) and the Trust have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees’ fiduciary responsibilities regarding the Fund, establishes procedures for personal investing, and restricts certain transactions.  Employees subject to the codes of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Fund’s Investment Manager is primarily responsible for the execution of the Fund’s portfolio transactions.  In effecting such transactions, the Fund’s Investment Manager seeks to obtain best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm’s risk in positioning a block of securities.  The Investment Manager views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. Although the Investment Manager generally seeks reasonably competitive dealer spreads or commission rates, the Fund does not necessarily pay the lowest spread or commission available for any particular transaction.

In selecting brokers or dealers to execute portfolio transactions, the Fund’s Investment Manager considers factors it deems relevant in the context of a particular trade.  These factors may include, but are not limited to, (i) price, including commissions; (ii) risks taken in positioning a block of securities; (iii) broad market coverage resulting in a continuous flow of information regarding bids and offers; (iv) the full range of brokerage services provided by the broker; (v) the broker’s capital strength, creditworthiness, stability and reputation; (vi) the quality of the investment research and the investment strategies provided; (vii) special execution capabilities; and (viii) clearance, settlement, custody, recordkeeping and other services provided by such broker.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to pay higher commissions to a broker-dealer that provides certain research and brokerage services to such investment adviser in connection with the investment decision-making process.  Brokerage and research services include, but are not limited to, (i) furnishing advice on portfolio strategy; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).  The Fund’s Investment Manager may, and intends to, use such commissions or “soft dollars” to obtain certain research and brokerage services from one or more broker-dealers, which potentially could cause the Fund to pay a higher commission than other brokers would charge, but only, if the Investment Manager determines in good faith that the commission is reasonable in relation to the value of the services provided. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the Investment Manager assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each such broker-dealer.

From time to time, the Fund may purchase new issues of securities in a fixed price offering.  In such circumstances, the broker may be a member of the selling group that will, in addition to selling securities, provide the Fund’s Investment Manager with research services.  FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances.  These arrangements may not fall within the safe harbor of Section 28(e).

Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions.

Transactions with Affiliates

The Fund is prohibited from engaging in certain transactions involving brokers who are affiliated with the Fund absent an exemptive order under the 1940 Act.  Without such an order, the Fund is prohibited from engaging in portfolio transactions with an affiliated broker acting as principal.  In addition, the Fund is subject to limitations on purchasing securities in offerings in which an affiliated broker participates as an underwriter and may only effect such transactions in accordance with Rule 10f-3 under the 1940 Act.

The Fund may execute brokerage transactions with affiliated brokers.  Payments of commissions to affiliated brokers will be made in accordance with Rule 17e-1 under the 1940 Act. The Trust has adopted procedures pursuant to which the Fund’s Investment Manager, Mirae Asset USA may direct orders to its affiliates to effect securities transactions on behalf of the Fund pursuant to Rule 17e-1 of the 1940 Act only if:

(1)  the commission, fee, or other remuneration received or to be received by the affiliated broker shall be reasonable and fair compared to the commission, fee, or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time;

(2)  the Board, including a majority of the Independent Trustees, shall make and approve any changes to these procedures as they deem necessary and determine no less frequently than quarterly that all transactions effected pursuant to the Rule during the preceding quarter were effected in compliance with such procedures; and

(3)  the Investment Manager promptly after the close of each quarter shall cause to be compiled a report of all commissions paid to any affiliated broker, including the terms of the transactions, during the preceding quarter. These reports shall be presented quarterly for review by the Board and, if required, for such action as the Board, including a majority of the Independent Trustees of the Trust shall deem best advised;

Notwithstanding (1) above, the fees, commissions or other remuneration paid by the Fund shall not exceed:

(a)   2% of the sales price of the securities if the sale is effected in connection with a secondary distribution of such securities; or

(b)   1% of the purchase or sale price of such securities if the sale is otherwise effected, unless the SEC shall by rule, regulation or order permit a larger commission.

Trade Allocation

Securities considered for investment by the Fund may also be appropriate for other investment accounts or clients managed by the Fund’s Investment Manager or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Fund’s Investment Manager will allocate the security transactions (including “new” issues) in a manner to ensure that no account or client is treated unfairly in relation to any other account or client. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Allocations of securities will be made first by determining the clients and accounts for which a particular security is appropriate. If the security is appropriate for more than one client or account, an allocation among such clients and accounts will be made on a pro rata basis.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. In certain cases, these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund. It is also possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

Commissions Paid

The Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions.  The amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The Fund’s Investment Manager effects portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions.  As a result of these investment policies, the Fund may engage in a substantial number of portfolio transactions.  Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Fund’s Investment Manager’s investment outlook.

As of the date of this SAI, the Fund has not paid any brokerage commissions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved policies and procedures with respect to the disclosure of information about the Fund’s portfolio holdings, as described below.  The policies and procedures are intended to prevent the misuse of material non-public information regarding portfolio holdings.  The Board provides oversight of compliance with the policies and procedures adopted or approved by the Trust, Mirae Asset USA, the Administrator, the Distributor, the Transfer Agent and Foreside Compliance Services, LLC (the Trust’s compliance services provider).

In accordance with the rules established by the SEC, the Fund sends semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Additionally, the Fund is required to disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q within 60 days of quarter-end.  Generally within five days of filing with the SEC, the Fund’s portfolio holdings, as reported in the semi-annual and annual reports and the Form N-Qs, will be available on the Trust’s website at http://investments.miraeasset.us and are available upon request at no cost by contacting the Trust at 1-888-335-3417.  The Fund will also post a complete list of its month-end portfolio holdings on the Trust’s website within 30 days or more after month-end and disclose its top ten holdings approximately 15 days or more after calendar quarter end.

Public portfolio holdings information may be provided to independent third-party fund reporting services, such as Lipper or Morningstar.  Such information shall be delivered at the same time it is filed with the SEC or no earlier than the date such information is posted on the website as described above.  In order to deliver the information earlier, the Fund must obtain the prior written approval of Mirae Asset USA.  In addition, the fund reporting service must enter into an agreement to keep the information confidential and not to trade on such information.  Between regular Board meetings, the release of non-public portfolio securities holding information requires the approval of the President or a Trustee of the Trust.  Such approval, if any, is reported to the full Board and the Trust’s Chief Compliance Officer, with an explanation as to why the release of such information was in the best interests of the Fund’s shareholders.

The Fund may distribute portfolio holdings information to due diligence departments of broker-dealers, wirehouses and other financial institutions (“Financial Intermediaries”) that regularly analyze the portfolio holdings of mutual funds before their public disclosure, provided that (i) the recipient agrees not to distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund’s shares, (ii) the recipient agrees not to use the information for investment or trading purposes and (iii) the recipient signs a written confidentiality agreement.  As of the date of this SAI, there are no arrangements with Financial Intermediaries pursuant to the above policy.

Pursuant to the Trust’s policies and procedures, except as provided above, the Fund’s portfolio holdings information may not be released prior to the information becoming public.  The policy prohibiting the selective disclosure of portfolio holdings applies to all categories of persons, including individual investors, institutional investors, the Distributor, intermediaries that distribute the Fund’s shares, third-party service providers, rating and ranking organizations and the Fund’s affiliates.  Certain limited exceptions (noted above and below) have been approved by the Board.  In addition, the Trust has adopted and approved policies and procedures, including a Code of Ethics and various policies regarding securities trading and trade allocations to address potential conflicts of interest that may arise.  As part of its oversight, the Board receives reports from the Trust’s Chief Compliance Officer regarding the Fund and its service providers’ compliance with these policies, including, if applicable, information with respect to any violations of these procedures and how such violations/conflicts were resolved.

Material non-public information regarding portfolio holdings may be provided as part of the necessary day-to-day operation of the Fund to certain entities on a confidential basis.  These entities must either have an explicit agreement to, or by virtue of their respective duties to the Fund are required to, maintain the confidentiality of the information disclosed and may not trade on such information except as necessary in providing services to the Fund.  Accordingly, the Fund, on an ongoing periodic basis, may, or cause the Investment Manager to, disclose non-public portfolio holdings information (on a confidential basis) to the following entities or persons:

•

The Trust’s Board of Trustees

•

The Trust’s Transfer Agent

•

The Trust’s Distributor

•

The Trust’s Administrator, Custodian and securities lending agent (if any)

•

The Trust’s independent registered public accounting firm

•

The Trust’s legal counsel, Sidley Austin LLP

•

The Trust’s Compliance Services Provider

•

Independent Trustees’ counsel

Although the Trust, in many cases, will disclose current portfolio holdings on a daily basis to certain of these entities or persons, the Trust believes each of the foregoing recipients, pursuant to contractual or fiduciary obligations, is required to keep all non-public information confidential and is prohibited from trading based on the information, except as necessary in providing services to the Fund.

When engaged in purchasing, selling or lending Fund securities, the Fund may disclose certain information about one or more of the security positions it owns.  Although the Fund does not have separate non-disclosure agreements with each of these trading entities or lending agents, they will cease doing business with any entity believed to be misusing the information.

None of the Fund, Mirae Asset USA or its respective affiliates receive any compensation or other consideration with respect to disclosures of portfolio holdings.  If Mirae Asset USA or any affiliate desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Trust’s SAI.

Although the Trust has adopted these policies and procedures with respect to the selective disclosure of Fund portfolio holdings information, there is no guarantee that individuals and firms who receive portfolio holdings information will not misuse of such information.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A and Class C Shares

The Trust, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 (a “Plan”) under the 1940 Act for Class A Shares under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of Class A Shares of the Fund.  The Trust, on behalf of the Fund, has also adopted a Plan for Class C Shares under which the Fund is authorized to pay payees compensation for the distribution-related and/or shareholder services provided by such entities.  Under the Plan for Class C Shares, the Fund may pay an aggregate fee up to 0.75% of the average daily net assets of Class C Shares of the Fund for distribution-related services and an aggregate fee up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder services.  The payee may pay any or all amounts received under the Plan to other persons for any distribution or service activity conducted on behalf of the Fund.  The distribution fee for Class C Shares may also be used to finance the cost of advancing brokerage commissions to investment representatives.  The Plans are core components of the ongoing distribution of Class A Shares and Class C Shares.

Each Plan is subject to the provisions of Rule 12b-1 under the 1940 Act.  In their consideration of a Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders.  In approving each Plan in accordance with Rule 12b-1, the Independent Trustees of the Trust concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders.

Among other things, each Plan provides that:  (i) the Board will receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) any material amendment thereto must be approved by the Board, including by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the Plan (“Plan Trustees”), cast in person at a meeting called for that purpose; (iii) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the Plan Trustees; (iv) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board in accordance with Rule 12b-1 under the 1940 Act; and (v) so long as the Plan is in effect, the Independent Trustees then in office will select and nominate other independent trustees.  Rule 12b-1 further requires that the Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.  The Plan may be terminated as to any class of shares without penalty at any time by the vote of a majority of the Plan Trustees, or by the vote of the holders of a majority of the shares of such class.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred.  As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class.  Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly.

Distribution-related revenues consist of shareholder servicing fees, distribution fees and contingent deferred sales charges (“CDSCs”).  Distribution-related expenses consist of, among other things, financial adviser compensation, selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense.  The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class.  Sales personnel may receive different compensation for selling different classes of shares.

The Trust may enter into written agreements relating to the implementation of the Plans (“Related Agreements”), provided that such agreements have been approved by the Board.  The Trust and the Distributor have entered into a Distribution Agreement, which constitutes a Related Agreement under Plans relating to the Class A and Class C Shares.  Pursuant to this Agreement, the Distributor performs (directly or through third parties) distribution, promotional, marketing, and shareholder services for the Fund.

As of the date of this SAI, the Fund has not made any payments to the Distributor pursuant to the Plans.

Payments to Intermediaries

Mirae Asset USA and/or its affiliates may compensate intermediaries that distribute shares of the Fund or service investors in the Fund or may, at the discretion of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  Factors considered in determining whether to pay these additional amounts, include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, access to an intermediary’s personnel, and other factors.  In addition to such payments, Mirae Asset USA and/or its affiliates may offer other incentives such as sponsorship of educational or client seminars relating to current issues and/or products, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals.  Mirae Asset USA and/or its affiliates anticipate that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant.  As permitted by SEC and FINRA rules and other applicable laws and regulations, Mirae Asset USA and/or its affiliates may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class over others offered by competing fund families.  “Revenue sharing” payments include payments for distribution-related expenses, such as marketing, promotional or related expenses, to financial intermediaries through which investors may purchase shares of the Fund.  In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or sell shares of the Fund to you.  Please contact your financial intermediary for details about revenue sharing payments it may receive.  Payments for these purposes are made by Mirae Asset USA or an affiliate from their own resources and may vary.  Certain of the payments may be offset by 12b-1 fees.  It is expected that Mirae Asset USA or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

In addition to the sales charges, 12b-1 fees and shareholder service fees, Mirae Asset USA and its affiliates may out of their own resources pay additional cash or non-cash incentives to financial intermediaries to encourage the sale of the Fund's shares.  These additional payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of the Fund's shares; payments for the sale of shares; payments for shareholder servicing; CUSIP fees; NSCC Account fees; maintenance fees; set-up fees regarding establishment of new accounts; sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition; and occasional meals, entertainment, tickets to sporting or other events, nominal gifts and travel and lodging (subject to applicable rules and regulations).  These payments may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Fund, over other products for which it may receive less compensation.  You may contact your financial intermediary if you want information regarding the payments it receives.

The payments may be a fixed dollar amount and/or based on a percentage of the value of shares sold to or held by customers of the intermediary involved and may differ from intermediary to intermediary.  Although the individual components may be higher and the total payments made to each qualifying firm in any given year may vary, additional payments may but are not normally expected to exceed (a) 0.25% of the current year’s Fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year.

PURCHASE AND REDEMPTION OF SHARES

Additional Information About Purchasing Shares

Due to the desire of the Fund to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund.

Additional Information About Opening an Account/Minimum Balances

The Prospectus sets forth the minimum initial investment and account balance for the Fund.

The Fund reserves the right, following 60 days’ written notice to applicable shareholders, to:

•

assess an annual $10 charge (paid to the Fund) for any non-fiduciary/custodial account without a systematic investment plan (“SIP”) in place and a balance of less than $1,000; and

•

redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account.  The Fund will mail the proceeds of the redeemed account to the shareholder.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $500 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.  Reductions in value that result solely from market activity will not trigger an involuntary redemption.

Additional Information About the CDSC for Class A Shares

As discussed in the Prospectus, initial sales charges may be waived for shareholders investing $1 million or more, and Mirae Asset USA may pay, from its own resources, a sales commission to brokers that initiate and are responsible for purchases of $1 million or more at the following rates:

Amount of Purchase	Sales Commission as a Percentage of Dollar Amount Subject to Charge
$1 million up to but not exceeding $5 million	1.00%
In excess of $5 million up to but not exceeding $10 million	0.50%
In excess of $10 million	0.25%

A CDSC of 1.00% is imposed on certain redemptions of such investments of $1 million or more within eighteen months after purchase.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for a minimum of $100 ($50 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans and $25,000 for Class I Shares) may be placed pursuant to the methods described in the Prospectus.  A confirmation of the purchase will be mailed out promptly following receipt of a request to purchase additional shares of the Fund.  Federal regulations require that payment be received within three (3) business days.  If payment is not received within that time, the order is subject to cancellation.  In the event of such cancellation or cancellation at the purchaser’s request, the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation.  If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred.  Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Payment by Checks

A certified check is not necessary, but checks for $50 or more are accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

If shares of the Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred.  Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Fund.

Share Price

Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order.  The net asset value normally will be computed for each class as of the close of regular trading on each day during which the New York Stock Exchange (the “NYSE”) is open for trading.  Orders received after the close of regular trading on the NYSE will be executed at the next day’s net asset value.  If the order has been placed by a member of FINRA, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the NYSE.

Other Information

The Trust may authorize certain members of FINRA other than the Distributor to accept purchase and redemption orders for the Fund’s shares.  Those brokers may also designate other parties to accept purchase and redemption orders on the Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders.  Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such brokers or their authorized designees.  Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service.  The Board has the right to limit the amount of purchases by, and to refuse to sell to, any person.  The Board and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The tax identification number section of the application must be completed when opening an account.  Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor.  The Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified social security or other tax identification number.  A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Suspension of Sales

The Trust may, in its sole discretion, suspend, discontinue or limit the offering of one or more of the Fund’s share classes at any time. In determining whether any such action should be taken, Fund management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the Distributor.  The Class A and Class C Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time.  Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Redemption Information

Redemptions by Telephone

Shareholders currently have the right to redeem by telephone up to $100,000 to their address of record.  In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a)

NEW INVESTORS who wish to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b)

EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return an account application, including the designation of a bank account to which the redemption proceeds are to be sent (available upon request) or send a letter identifying the account and specifying the exact information to be changed.  The letter must be signed exactly as the shareholder’s name(s) appears on the account.  A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available for fiduciary accounts (i.e., IRA, Roth IRA, etc.).

If a request for redemption to a shareholder’s bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

Note:  Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank.  As this may delay receipt by the shareholder’s account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization.  If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller’s identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud.  To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.  The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted for 15 business days following their purchase.

Redemptions by Mail

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Fund's Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request.  When shares are held in the name of a corporation, trust, fiduciary or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign.  These procedures are for the protection of shareholders and should be followed to ensure prompt payment.  Redemption requests must not be conditional as to date or price of the redemption.  Proceeds of a redemption will be sent within seven business days after receipt of a request for redemption that complies with the above requirements.  Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The requirements for IRA redemptions are different from those for regular accounts.  For more information, call 1-888-335-3417.

Redemptions-in-Kind

In the event the Fund’s management determines that substantial distributions of cash would have an adverse effect on the Fund’s remaining shareholders, the Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.  The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his or her shares.

If redemption payment is made in portfolio securities, the redeeming shareholder may incur brokerage commissions and applicable taxes in converting those securities into cash.  In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of Fund shares, they may request that such securities either (i) be delivered to their designated agent, or (ii) be liquidated on their behalf and the proceeds of such liquidation (net of any brokerage commissions, fees and applicable taxes) remitted to them.

Other Information

All redemption requests must be directed to the Transfer Agent.  Redemption requests that are delivered to the Fund rather than to the Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated net asset value after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder’s cost depending on the net asset value at the time of redemption or repurchase.  The Fund does not impose a redemption or repurchase charge.  Redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding.  See “Taxes.”

Shareholders who wish to redeem shares from special plan accounts should contact the employer, trustee or custodian of the Plan for the requirements.

Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends (whether from net investment income or from realized capital gains) in additional shares of the Fund.  If no election is made, dividends and distributions will be invested in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date.  Shareholders may change their dividend option either by calling 1-888-335-3417 or by sending written instructions to the Transfer Agent.  Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date.  Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions.  Investors who choose to reinvest dividends will be treated for U.S. federal income tax purposes as if they had received such dividends and purchased additional shares.  See “Taxes.”

Investors may also have dividends automatically deposited to their predesignated bank account.  Investors choosing to participate in the Fund's Systematic Withdrawal Plan must reinvest any dividends or capital gains.  For most retirement plan accounts, the reinvestment of dividends is required.

Reports to Shareholders

The Trust issues shareholders unaudited semi-annual financial statements and annual financial statements audited by the Fund's registered independent public accounting firm, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in the Fund account are available to shareholders.  The summaries may be obtained by calling 1-888-335-3417.

Special Plan Accounts

Detailed information on the investor programs described below, including applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the “IRS”) requirements, may be obtained by contacting Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio  43218-3165, or by calling toll free, 1-888-335-3417.  The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan.  The state tax treatment may be different and may vary from state to state.  It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Systematic Investment Plan

Shareholders may arrange to make periodic investments through automatic deductions from their bank accounts by completing the appropriate form and providing the necessary documentation to establish this service.  The minimum investment is $50.

The Systematic Investment Plan involves an investment strategy called dollar cost averaging.  Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals.  By investing the same dollar amount each period, when shares are priced low, the investor will purchase more shares than when the share price is higher.  Over a period of time, this investment approach may allow the investor to reduce the average price of the shares purchased.  However, this investment approach does not assure a profit or protect against loss.  This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.  Shareholders may designate which day they want the automatic investment to be processed.  If no date is specified, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors.  The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through the Systematic Investment Plan.  In this case, the minimum initial investment is $500.

The Fund reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder’s account in the event that regular investments to the account cease before the $1,000 minimum is reached.

PERFORMANCE DATA

Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

TAXES

The accompanying Prospectus contains information about the U.S. federal income tax consequences of ownership of shares.  Certain supplementary information is presented below.

United States Federal Income Taxation

The following is a general discussion of material U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders.  This discussion is based on the Internal Revenue Code of 1986, as amended, (the “Code” for purposes of this section), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may change either retroactively or prospectively.  This discussion applies to shareholders who hold shares as capital assets within the meaning of Section 1221 of the Code.  This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (for example, certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Fund intends to elect to qualify and intends to continue to qualify for the special tax treatment applicable to “regulated investment companies” under Sections 851 through 855 of the Code.  To qualify, the Fund must, among other conditions:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), in two or more issuers engaged in the same or similar trades or businesses or related trades or businesses that are controlled by the Fund, or in securities of one or more “qualified publicly traded partnerships.”  Foreign currency gains will qualify for the gross income test described above if such gains are derived with respect to the Fund’s business of investing in stock, securities or currencies.  The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

For purposes of the asset diversification tests described above, it is not always clear who will be treated as the issuer of a derivative security, and the IRS has only provided limited guidance. As a result, while the Fund generally intends to treat the issuers of the underlying reference securities as the issuers for purposes of the foregoing diversification tests, the Fund may adopt a different approach in certain circumstances, and the IRS may issue contrary guidance or reach a different conclusion with respect to a particular investment.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency.  As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes (or is treated as distributing, as described below) to its shareholders, provided that at least 90% of its “investment company taxable income” (determined without regard to the deduction for dividends paid) is distributed or deemed distributed in each of its taxable years.  Assuming the Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gain that is not distributed or deemed distributed.

The Fund intends to distribute substantially all of its investment company taxable income and net capital gain (which consists of the excess of net long-term capital gain in excess of net short-term capital loss) at least annually.  In addition, the Fund intends to make sufficient distributions in a timely manner to ensure that it will not be subject to the nondeductible 4% U.S. federal excise tax on certain undistributed income of regulated investment companies.  In general, in order to avoid the 4% U.S. federal excise tax, the Fund must distribute for each calendar year at least 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31).  Despite the Fund’s intention to make sufficient distributions to satisfy the 90% and excise tax distribution requirements, its ability to do so may be limited by exchange control regulations imposed by countries in which it invests that may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund, or by other factors.

If any net capital gain is retained by the Fund for reinvestment, requiring U.S. federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders.  As a result, each shareholder will be required to include such capital gains in income as long-term capital gains, will be able to claim his or her share of U.S. federal income taxes paid by the Fund on such gains as a credit against his or her own U.S. federal income tax liability or as a refund and will be entitled to increase the adjusted tax basis of his or her Fund shares by the difference between his or her share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% qualified income test described above), notwithstanding the availability of certain relief provisions, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, provided that a shareholder satisfies the applicable holding period and other requirements with respect to his or her shares, dividends received by a non-corporate shareholder would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and dividends received by a corporate shareholder would be eligible for the dividends-received deduction.

The Fund may invest in shares of certain foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”).  In the absence of one of the elections described below, if the Fund receives certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund itself may be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, the Fund generally intends to make an election to “mark to market” its shares of PFICs (that is, generally treat them as if they were sold and repurchased at the end of each taxable year).  At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of the PFIC’s stock exceeds the Fund’s adjusted basis in these shares.  If the Fund’s adjusted basis in the shares of a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s previous income inclusions in respect of such stock under the mark-to-market rules that have not previously been offset by such deductions.  As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock.  Alternatively, the Fund may be able to elect to include annually, as income and gain, its share of the ordinary earnings and net capital gain of certain PFICs.

Certain investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds.  In addition, the Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other consequences, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also will require the Fund to mark-to-market certain types of positions in its portfolio.  The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  In that case, the Fund may have to dispose of securities and use the proceeds to make required distributions at a time when independent investment judgment might not dictate such action.  The Fund intends to monitor these investments and transactions and to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

Distributions

Distributions to shareholders of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gain will be taxable as ordinary income to shareholders.  Distributions of the Fund’s net capital gain (reported as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder.  Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s adjusted basis in his or her shares of the Fund, and as a capital gain thereafter. In the case of a Fund with a non-calendar taxable year, the Fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year. Distributions of “qualified dividend income” made or deemed made by the Fund to a non-corporate shareholder will be treated as “qualified dividend income” received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains, provided the shareholder satisfies the applicable holding period and other requirements.  Dividends received by the Fund from foreign corporations in certain jurisdictions (including China, Indonesia, the Republic of Korea, Philippines, Thailand and India) generally will constitute “qualified dividend income” provided that the Fund satisfies applicable holding period and other requirements.  Dividends received from foreign corporations in other foreign jurisdictions may not constitute “qualified dividend income” and may be treated as ordinary income.  Capital gain dividends paid by the Fund are not eligible for the dividends-received deduction available to corporations.  Ordinary income dividends received by domestic-corporate shareholders will be eligible for the dividends-received deduction only to the extent such dividends are derived from dividends from domestic corporations for which the Fund could have claimed a dividends-received deduction if such a deduction were available to the Fund and only if the Fund reports such dividends as eligible for the dividends-received deductions.

All distributions of net investment income and net capital gain, whether received in cash or reinvested, must be reported by the shareholder on his or her U.S. federal income tax return.  Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.  The Fund intends to distribute its net investment company taxable income and net capital gain, if any, in the manner set forth in the applicable Prospectus.  Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated for federal tax purposes as if paid by the Fund and received by shareholders on December 31 of the calendar year declared. Because the Fund has a non-calendar taxable year, if the Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. The Fund may also elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares.  Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should consider the tax implications of buying shares just prior to a distribution.  Although the price of shares purchased at that time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Exchange or Redemption of Shares

A shareholder may recognize a taxable gain or loss if the shareholder exchanges or redeems his or her shares.  An exchange of the Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares.  A shareholder will generally be subject to taxation based on the difference between his or her adjusted tax basis in the shares exchanged or redeemed and the value of the cash or other property (including securities distributed by the Fund or shares of another Fund for which the redeemed shares are exchanged) received by him or her in payment thereof.

A shareholder who receives securities upon redeeming his or her shares will have a tax basis in such securities equal to their fair market value on the redemption date.  A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his or her tax basis in such securities.

Any gain or loss arising from the exchange or redemption of shares will be treated as capital gain or loss and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Capital gains recognized by individuals and other non-corporate shareholders on an exchange or redemption of shares will generally be taxed at the rate of 20% if the shareholder’s holding period for the shares is more than 12 months. Any loss realized on an exchange or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares (including shares received pursuant to the shareholder’s election to reinvest distributions in additional shares).  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss arising from the exchange or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any capital gain dividends received or deemed received by the shareholder with respect to such shares.  For purposes of determining a shareholder’s holding period for shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a disposition of his or her shares will be required to report the disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount (generally $2 million for individuals).  Failure to comply with the reporting requirements gives rise to substantial penalties.  Certain states, including New York, may also have similar disclosure requirements.  Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a disposition of shares.

In addition, the Fund is required by law to report to the Internal Revenue Service ("IRS") and a shareholder certain cost basis information for shares of the Fund acquired on or after January 1, 2012, and exchanged or redeemed after that date.  Upon an exchange or redemption of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the exchange or redemption, and whether the related gain or loss is long-term or short-term.  The cost basis of the shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder selects a different IRS-accepted method offered by the Fund in a timely fashion.  This requirement will not apply to investments through an IRA or other tax-advantaged account.  Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation, and to obtain more information about how this new cost basis reporting requirement applies to them.  For shares of the Fund acquired before January 1, 2012, this new requirement will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.  To obtain the default cost basis reporting method or to elect a different method offered by the Fund, please contact the Fund at 1-888-335-3417, or write to Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165.

Medicare Tax

A 3.8% Medicare tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with incomes exceeding $200,000 or $250,000 if married and filing jointly, and of trusts and estates.

Foreign Taxes

It is expected that certain income of the Fund will be subject to foreign withholding taxes and other taxes imposed by countries in which the Fund invests.  If the Fund is liable for foreign income taxes, including such withholding taxes, the Fund may meet the requirements of the Code for “passing through” to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so.  Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by the Fund; (b) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes.  Shortly after any year for which the Fund makes such a pass through election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.  The Fund expects to be able to make this election, although no assurance can be given that they will be able to do so.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign source taxable income.  For this purpose, the shareholder may treat as income from foreign sources both the portion of dividends and distributions received from the Fund that is derived from the Fund’s foreign source income (for example, dividends paid by foreign companies) and the shareholder’s proportionate share of foreign income taxes paid by the Fund.  The Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign source income.  Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s proportionate share of the foreign income taxes paid by the Fund.  A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by holding period requirements applicable to both the Fund’s investment in foreign securities and to the shareholder’s investment in shares of the Fund.

If the Fund fails to qualify to make the election or does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income.  Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

Backup Withholding

The Fund will be required to impose backup withholding at the rates specified in the Code on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust. This discussion does not apply to a foreign shareholder who is a nonresident alien individual and is present in the United States for 183 days or more during the taxable year, for example, dual citizens and U.S. “green card” holders. Other individuals who traveled to the United States over the past 3 years should consult with their tax advisors to determine if they may be treated as residents for U.S. tax purposes. This disclosure assumes that a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States.  Except as discussed below, a distribution of the Fund’s net investment income to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.  In order to obtain a reduced rate of withholding, a foreign shareholder must provide an Internal Revenue Service Form W-8BEN or W-8BEN-E (or substitute form) certifying the shareholder’s entitlement to benefits under a treaty.  However, for taxable years beginning before January 1, 2014, certain “interest-related dividends” and “short-term capital gain dividends” paid to certain foreign shareholders were eligible for an exemption from the 30% U.S. federal withholding tax provided that certain requirements are satisfied and that the Fund elects to follow certain procedures. It is uncertain whether the U.S. Congress will pass legislation to extend this exemption and whether the Fund will follow the necessary procedures. Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund’s election (described above) to pass through amounts of foreign taxes paid by the Fund.

In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to distributions from the Fund of net capital gain (the excess of net long-term capital gain for the taxable year in excess of net short-term capital loss for that year) or amounts retained by the Fund that are reported as undistributed net capital gains.  In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to gain arising from the sale or redemption of shares of the Fund.

The Fund is not nor does it expect to become a “United States real property holding corporation” for U.S. federal income tax purposes. If the Fund were a “United States real property holding corporation,” a foreign shareholder’s receipt of certain distributions from the Fund and, under certain circumstances, gains realized upon a foreign shareholder’s sale or other disposition of the Fund’s shares, might be subject to withholding tax and such foreign shareholder could be required to file a U.S. federal income tax return.

In addition, a 30% withholding tax may be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities.  To avoid withholding, foreign financial institutions and investment funds will generally need to either (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation.  Other foreign entities will generally need to either provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of investment in the Fund.

Notices

Shareholders will be notified annually by the Fund of the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholders.  Furthermore, shareholders will also receive, if appropriate, various written statements furnished after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

State and Local Taxes

In addition to federal income taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund (whether received in cash or reinvested) and on repurchases or redemptions of shares.  Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of shares in their own states and localities.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading.  The NYSE is scheduled to be closed on the following holidays:  New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.  Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.  The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

A security listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, is valued at its most recent sale price on the relevant exchange as of the close of regular trading on the NYSE on each day the NYSE is open for trading.  On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security.  In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board.

In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded.  In certain countries, market maker prices are used since they are the most representative of the daily trading activity. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise “fair value” will be determined in accordance with fair value procedures approved by the Board.

Debt securities are valued as follows:  U.S. Government and agency securities are valued at the mean between the bid and asked prices.  Other debt securities, including corporate securities, municipal securities, asset-backed securities, derivatives, debt offerings, collateralized mortgage obligations and private placements are valued by using valuation methodologies from a pricing service. If such prices are not available from an independent, third-party pricing service, the quotations will be obtained from the Fund’s Investment Manager and the securities will be valued at the mean between the bid and the offer.  In the absence of available quotations, the security will be valued in accordance with fair valuation procedures approved by the Board.  Fixed income securities having a maturity of less than sixty days are valued at their amortized cost, which approximates market value.

Options are valued at the last reported sales price at the close of the exchange on which the security is primarily traded.  If there is no such reported sale on the valuation date, the mean between the last reported bid and asked prices will be used.

Futures are valued at the daily quoted settlement price established each day by the board of exchange on which they are traded.  The daily settlement prices for financial futures are provided by an independent source.

Forward currency contracts are valued at the last bid price.  Quotations are available for regularly scheduled settlement dates such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis.  No quotations are offered for interim settlement dates.  Interpolated “fair values” are derived when the life of the contract is not the same as a life for which quotations are offered.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date as provided by an independent pricing service or reporting agency.

Redeemable securities issued by open-end investment companies are valued at the investment company’s last calculated net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Securities for which market quotations are not readily available (including securities for which the Fund’s Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to procedures approved by the Board.  Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value.  These events may create arbitrage opportunities that may enable short-term traders to dilute the net asset value of long-term investors.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, the Fund’s Investment Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by Mirae Asset USA’s Valuation Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

The Board has adopted valuation procedures for the Fund and has delegated day to day responsibility for fair value determinations to Mirae Asset USA’s Valuation Committee.  All fair value determinations will be reported to the Board.  In certain circumstances, the administrative agent for the Trust may obtain and utilize fair value pricing information from independent fair value pricing services approved by the Fund’s Investment Manager to determine the fair value of a security and/or may provide such information to the Fund’s Investment Manager in connection with the Investment Manager’s fair value determination.  The Fund uses fair value pricing to seek to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities.  A security’s valuation may differ depending on the method used for determining value.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by short term traders.

ORGANIZATION OF THE TRUST

The Trust was formed as a statutory trust under the laws of the State of Delaware on April 7, 2010.  Currently, the Trust consists of seven series.

All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such charges as may be applicable, at the option of the shareholder.  Shares have no preemptive rights or conversion rights (except as described below).  Redemption and exchange rights are discussed elsewhere herein and in the Fund’s Prospectus.  Each share of each class of a Fund in the Trust has equal rights with respect to each other share of the same class as to dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.  The Board may determine that shares of a Fund or a class of a Fund shall be automatically converted into shares of another Fund or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion.  The Board may also provide that the holders of shares of a Fund or a class of a Fund shall have the right to convert their shares into shares of one or more other funds or classes on terms established by the Board.

The shares of the Funds in the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

Shareholders of each Fund in the Trust are entitled to one vote for each share held in the election of Trustees and generally on other matters submitted to the vote of shareholders of the Fund or the Trust. All shares of all Funds or classes shall vote as a single Fund or class; provided, however, that (i) as to any matter with respect to which a separate vote of any Fund or class is required by the 1940 Act or by applicable law or is required by attributes applicable to any Fund or class, such requirement as to a separate vote by that Fund or class shall apply in lieu of the single Fund or class voting described above, (ii) unless the Trustees determine that this clause (ii) shall not apply in a case, to the extent that a matter referred to in clause (i) above affects more than one Fund or class and the interests of each such Fund or class in the matter are identical, then the shares of all such affected Funds or classes shall vote together as a single class and (iii) as to any matter which does not affect the interest of a particular Fund or class only the holders of shares of the one or more affected Fund or class shall be entitled to vote.

No Fund in the Trust intends to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters:  (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Trust require that a special meeting of shareholders be held upon the written request of 25% of the outstanding shares entitled to vote at such meeting.

ADDITIONAL INFORMATION

Internet Access

Information regarding the Fund can be found on http://investments.miraeasset.us.  This site enables users to access or view new account forms, the Fund’s Prospectus and related information.

Other Information

Many of the investment transactions in the Fund will be made at prices different from those market prices prevailing at the time such changes are reflected in a regular report to shareholders of the Fund.  These transactions will reflect investment decisions made by the Fund’s Investment Manager in light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The Fund may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Fund’s Prospectus and this SAI omit certain information contained in the registration statement which the Trust has filed with the SEC under the 1933 Act, as amended, and reference is hereby made to the registration statement for further information with respect to the Fund and the securities offered hereby.  The Trust’s registration statement is available for inspection by the public at the SEC in Washington, D.C. or online at http://www.sec.gov.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Fund’s Investment Manager.  The Fund’s Investment Manager will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.  The Board will periodically review the Fund's proxy voting records.

The Fund is required to disclose annually its complete proxy voting records on Form N-PX.  If the Fund makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-335-3417 and on the Fund's website at http://investments.miraeasset.us.  The Fund's Form N-PX will also be available on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

Financial information is not provided for the Fund, which has not commenced operations as of the date of this SAI.

APPENDIX A

MIRAE ASSET GLOBAL INVESTMENTS (USA) LLC

MIRAE ASSET GLOBAL INVESTMENTS (HONG KONG) LIMITED

PROXY VOTING POLICY AND PROCEDURES

1.0

POLICY

Pursuant to rule 204(6)-6 of The Investment Advisers Act of 1940 (the "Advisers Act") every registered investment adviser is required to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.

It is the policy of Mirae Asset Global Investments (USA) LLC ("Mirae Asset USA"), when it has the responsibility to vote client proxies, to vote proxies in the best interest of its clients.

Any questions about this document should be directed to the Chief Compliance Officer.

2.0

PROXY OVERSIGHT COMMITTEE

Mirae Asset USA has designated a Proxy Oversight Committee (the "Committee") in order to oversee the implementation of proxy policies and procedures.  The Committee will review Mirae Asset USA’s proxy voting guidelines on an annual basis and decide whether any changes are necessary.  The Committee is made up of the Chief Operating Officer (COO), Chief Compliance Officer (CCO) and Chief Investment Officer (CIO) of the firm.

The Committee shall, no less frequently than annually, review the adequacy of the policies and procedures set forth herein to ensure that they have been implemented effectively, including determining that they continue to be reasonably designed to ensure that proxies are voted in the best interests of Mirae Asset USA’s clients.

3.0

THIRD-PARTY VENDORS

To help meet its proxy voting obligations and to minimize potential conflicts of interest, Mirae Asset USA has retained the services of third party vendors, Citi and Broadridge, to assist in the proxy voting process.  Broadridge will cast all votes on behalf of Mirae Asset USA clients, while Citi is utilized as administrator, coordinating all regulatory filings for US mutual funds.  Mirae Asset USA ensures that Broadridge votes all proxies according to Mirae Asset USA’s guidelines, and, if applicable, client instructions, and retains all required documentation associated with proxy voting.

To further assist in its responsibility for voting proxies and the overall proxy voting process, Mirae Asset USA will retain an independent third party proxy adviser, either directly or through Broadridge, to provide voting recommendations and guidelines to Mirae Asset USA.  All actual votes, however, will be cast in accordance with Mirae Asset USA’s instructions. Currently, Mirae has adopted guidelines as set forth in paragraph 5.0 below.

Mirae Asset USA will take reasonable steps to periodically ensure that any third party proxy voting service: (i) is independent of Mirae Asset USA, based on the relevant facts and circumstances; (ii) has the capacity and competency to adequately analyze proxy issues; and (iii) can create guidelines for voting proxies in an impartial manner and in the best interests of the Mirae Asset USA’s clients.  Mirae Asset USA may also review the third party proxy voting service’s conflict procedures and the effectiveness of the third party proxy voting service’s implementation of such procedures.

4.0

PROCEDURES FOR VOTING PROXIES

Mirae Asset USA has adopted guidelines set forth in paragraph 5.0 (the “Guidelines”) that are maintained and implemented by a third party proxy vendor.  Such Guidelines address an extensive list of common proxy voting issues, and recommend the vote that should be made in connection therewith in order to achieve maximum client value and protection of client interests. The Committee will review the Guidelines each year to determine which Guidelines continue to be consistent with Mirae Asset USA's duty to vote in the best interests of clients.

On the occasion of each proxy requiring a vote, Mirae Asset USA will receive a communication from Broadridge stating a recommendation based on the relevant Guidelines for such proxy vote.  The appropriate Portfolio Manager will review the recommendation and determine if such recommendation should be followed.  In making such determination, the appropriate Portfolio Manager will reasonably assess any material conflicts of interest (discussed further in paragraph 6.0) between Mirae Asset USA’s interests and those of its clients with respect to proxy voting by considering the situations identified in paragraph 6.0.  Any determinations made by the Portfolio Manager will be subject to the considerations in paragraph 6.0

Mirae Asset USA reserves the right to depart from the Guidelines if the Portfolio Manager believes, after reviewing all relevant information, that it is not in the best interest of Mirae Asset USA's clients. The determination by the Portfolio Manager will be documented and maintained in Mirae Asset USA’s records.

Mirae Asset USA may also elect to abstain from voting if it deems such abstinence to be in the relevant client(s)’ best interests.  The rationale for “abstain” votes will be documented and maintained in Mirae Asset USA’s records.

Mirae Asset USA is not required to vote every client proxy.  At no time will Mirae Asset USA ignore a proxy vote, but there may be times where it feels it is not in the best interest of its clients to vote the proxy.  For example, Mirae Asset USA may abstain from a vote when the cost of voting the proxy outweighs the potential benefits associated with the vote.  The use of a third party proxy adviser helps to greatly reduce these occurrences, by employing coverage on the vast majority of proxy meetings internationally, but is not a guarantee they will not happen.  In addition, there may be times when Mirae Asset USA decides to vote a proxy in two directions.  For example, a client may require Mirae Asset USA to vote a certain way on an issue, while Mirae Asset USA deems it beneficial to vote in the opposite direction for other clients. In the event that Mirae Asset USA votes the same proxy in two directions, such votes will be documented maintained in Mirae Asset USA’s records.

Proxies for shares held on a record date and subsequently sold may, but need not, be voted as if the shares were still held.  Any short positions will be treated as not held.

Proxies will not be voted when the securities of the issuer seeking a vote are out on loan through a securities lending program. However, Mirae Asset USA will, subject to the below qualifications, make reasonable efforts to recall lent securities so that they may be voted according to the policies and procedures set forth herein.  Notwithstanding the foregoing, a lent security need not be recalled if none of the matters submitted to shareholder vote are material or for other reasons, as determined in good faith by Mirae Asset USA and in accordance with policies and procedures set forth herein.  A matter is material if it is reasonably likely that the security’s market value will be materially affected in the near term as a result of the outcome of the matter and Mirae Asset USA’s client holdings of that security are significant to the outcome.  In making a decision whether to recall a lent security, Mirae Asset USA may also consider the benefit to the client derived from the securities lending income.

The CCO or a designee will sample the votes to ensure that all voting follows the above outlined procedures.  Any discrepancies between the procedures and the actual vote will be recorded and kept by the Compliance Department.

5.0

PROXY VOTING GUIDELINES

The guidelines are maintained by a third party proxy adviser selected by Mirae Asset USA and implemented by Broadridge in their ProxyEdge system.  The guidelines provide an extensive list of common voting issues, along with recommended voting actions based on the goal of voting in the best interests of clients.  Below are some of the more common issues addressed in the guidelines.

•

Election of Directors - The guidelines provide considerations for choosing qualified board members.

•

Auditor Ratification – Under the guidelines, Management's choice of an auditor is generally supported except when Mirae Asset USA has reason to believe that the auditor's independence or audit integrity has been compromised.

•

Executive Compensation – The guidelines place a strong emphasis on connecting executive compensation to performance of the business.

•

Anti-Takeover Measures (Poison Pills) - Under the guidelines, poison pills are generally not viewed as in the shareholder's best interest, although there may be certain circumstances, as detailed in the guidelines, where this may not be the case.

•

Advance Notice Requirements For Shareholder Proposals – The guidelines generally require that such requirements are rejected as they make it difficult shareholders to a present a shareholder proposal.

A full description of each guideline and voting policy is maintained by Mirae Asset USA, and a complete copy of the guidelines is available upon request.

6.0

CONFLICTS OF INTEREST

Mirae Asset USA recognizes that in certain circumstances a conflict of interest may arise when voting a proxy.  A conflict of interest may exist in, but is not limited to, the below circumstances:

●

Conflict:   Mirae Asset USA retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in Mirae Asset USA's clients’ portfolios. For example, Mirae Asset USA may be retained to manage XYZ’s pension fund, where XYZ is a public company and Mirae Asset USA's clients’ accounts hold shares of XYZ. This type of relationship may influence Mirae Asset USA to vote with management on proxies to gain favor with management.  Such favor may influence XYZ’s decision to continue its advisory relationship with Mirae Asset USA.

●

Conflict:   Mirae Asset USA retains a client or investor, or is in the process of retaining a client or investor, that is an officer or director of an issuer that is held in Mirae Asset USA's clients’ portfolios.  Similar conflicts of interest exist in this relationship as discussed above.

●

Conflict:   A Mirae Asset USA employee maintains a personal and/or business relationship (not an advisory relationship) with an issuer or with individuals that serve as officers or directors of an issuer.  For example, the spouse of a Mirae Asset USA employee may be a high-level executive of an issuer that is held in Mirae Asset USA's clients’ portfolios.  The spouse could attempt to influence Mirae Asset USA to vote in favor of management.

●

Conflict:   Mirae Asset USA or an employee personally owns a significant number of an issuer’s securities that are also held in Mirae Asset USA's clients’ portfolios.  For any number of reasons, an employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence Mirae Asset USA to vote proxies in contradiction to the policy.

All conflicts of interest will be presented to the Committee.  The Committee will then determine how to handle each conflict on a case-by-case basis.  All conflicts and the Committee's determination for each will be maintained in Mirae Asset USA's records.

7.0

RECORDKEEPING

The CCO or a designee shall monitor to insure that Mirae Asset USA generally maintains proxy voting records in accordance with section 204-2 of the Advisers Act and as described below.

•

a copy of these Policies and Procedures, which shall be made available to clients upon request;

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proxy statements received regarding client securities (available on EDGAR or by a Third Party Vendor - Mirae Asset USA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies);

•

a record of all votes cast;

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any materials prepared by Mirae Asset USA, or the third party proxy advising firm retained by Mirae Asset USA, regarding how to vote proxies or memorializing the basis for such a decision; and

•

records of clients' written request for information on how Mirae Asset USA voted proxies on behalf of the client and any responses from Mirae Asset USA to the client.

Such records will be maintained by Mirae Asset USA for a period of not less than five years.

8.0

DISCLOSURE TO CLIENTS

As a matter of practice, it is Mirae Asset USA's policy to not reveal or disclose to any Fund investor how Mirae Asset USA may have voted (or intends to vote) on a particular proxy except as required by law, for example in Form N-PX.  Mirae Asset USA will never disclose such information to unrelated third parties unless doing so would be in a client’s best interest.

Notwithstanding to the foregoing, upon request from a client, Mirae Asset USA will provide to such client Mirae Asset USA's proxy voting record for the period during which such client was invested in the relevant security.

9.0

PROXY SOLICITATION

The CCO must be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of a Mirae Asset USA client.  At no time may any employee accept any remuneration in the solicitation of proxies.  The CCO shall handle all responses to such solicitations.

10.0

CLASS ACTION LAWSUITS

Retail Clients

Mirae Asset USA does not direct its clients’ participation in class action lawsuits.  If any documentation is received by Mirae Asset USA in error regarding any client’s participation in a class action lawsuit, the documentation should be given to the CCO, who will either forward the documentation to the appropriate client or return the documentation.

Institutional Fund Clients

Mirae Asset USA may from time to time receive a notice of a class action lawsuit with respect to securities purchased or sold by an institutional fund client.  It is the general policy of Mirae Asset USA to participate in all class action suits in which an institutional fund client is eligible.  Notwithstanding the foregoing, Mirae Asset USA may determine not to participate in a class action suit for any number of reasons, including without limitation if it is determined that the anticipated out-of-pocket costs associated with any potential recovery is likely to exceed the amount of the potential recovery ( e.g., because a client held relatively few shares of the security or the potential recovery by an institutional fund client is not significant) or if an institutional fund client intends to pursue its legal rights outside of the class.  The COO (or in his absence the CCO), after consultation with the relevant Portfolio Manager for the affected institutional fund client(s), shall make any decision as to whether or not to participate in a class action suit.

On occasion, Mirae Asset USA receives class action surveys, which differ in that an official plaintiff has not filed an action with the courts.  It is Mirae Asset USA’s policy to disregard those questionnaire/survey communications.

APPENDIX B

Description of Credit Ratings

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”), Issue Credit Ratings

An S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation, the and promise we impute;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

‘BB’ ‘B’ ‘CCC’ ‘CC’ ‘C’

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments,  the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action  and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

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Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Description of Long-Term Obligation Ratings

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are judged to be speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

1   For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

2   Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “hyb” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

 *By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairments.  Together with the hybrid indicator, the long-term obligations rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.2,3

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating.  Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and MBIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

2   For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

3   Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The primary credit rating scales may be used to provide a credit opinion of privately issued obligations or certain note issuance programs. The primary credit rating scales may also be used to provide a credit opinion of a more narrow scope, including interest strips and return of principal.

Description of Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA

 Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Limitations of the Corporate Finance Obligation Rating Scale

Specific limitations relevant to the corporate finance obligation rating scale include:

The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

The ratings do not opine on the liquidity of the issuer's securities or stock.

The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default and relative recovery should a default occur.

Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency's analysis which will influence actual recovery rates.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Description of Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Limitations of the Corporate Finance Obligation Rating Scale

Specific limitations relevant to the corporate finance obligation rating scale include:

The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

The ratings do not opine on the liquidity of the issuer's securities or stock.

The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default and relative recovery should a default occur.

Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency's analysis which will influence actual recovery rates.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.]

MIRAE ASSET DISCOVERY FUNDS

PART C

OTHER INFORMATION

Item 28.	Exhibits:
(a)(1)	Mirae Asset Discovery Funds (the “Registrant”) Certificate of Trust filed April 7, 2010. (b)
(a)(2)	Amendment to the Certificate of Trust. (g)
(a)(3)	Amendment to the Certificate of Trust.(j)
(a)(4)	Amendment to the Certificate of Trust.(k)
(a)(5)	Amendment to the Certificate of Trust. (l)
(a)(6)	Registrant’s Agreement and Declaration of Trust dated April 7, 2010. (b)
(b)	Registrant’s By-Laws dated April 7, 2010. (b)
(c)	Portions of the Agreement and Deed of Trust and By-Laws defining the rights of shareholders. (a)
(d)(1)	Investment Management Agreement between the Registrant and Mirae Asset Global Investments (USA) LLC. (f)
(d)(2)	Amendment to the Investment Management Agreement. (g)
(d)(3)	Amendment 3 to the Investment Management Agreement. (i)
(d)(4)	Amendment 4 to the Investment Management Agreement.*
(d)(5)	Sub-Management Agreement between Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”) and Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”). (f)
(d)(6)	Expense Limitation Agreement. (f)
(d)(7)	Amendment No. 1 to the Expense Limitation Agreement. (f)
(d)(8)	Amendment No. 2 to the Expense Limitation Agreement. (g)
(d)(9)	Third Amendment to Schedule A of Expense Limitation Agreement. (i)
(d)(10)	Fourth Amendment to Schedule A of Expense Limitation Agreement. (i)
(d)(11)	Fifth Amendment to Schedule A of Expense Limitation Agreement.(j)
(d)(12)	Sixth Amendment to Schedule A of Expense Limitation Agreement.(k)
(d)(13)	Seventh Amendment to Schedule A of Expense Limitation Agreement. (l)
(d)(14)	Eighth Amendment to Schedule A of Expense Limitation Agreement.*
(e)(1)	Distribution Agreement between the Registrant and Funds Distributor, LLC. (f)
(e)(2)	Second Amendment to the Distribution Agreement. (g)
(e)(3)	Third Amendment to the Distribution Agreement.*
(e)(4)	Distribution Services Agreement between Mirae Asset USA and Funds Distributor, LLC. (f)
(e)(5)	First Amendment to the Distribution Services Agreement. (g)
(e)(6)	Form of Selling Group Member Agreement. (c)
(e)(7)	Form of Dealer Agreement. (c)
(f)	Not applicable.
(g)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. (f)
(g)(1)	Third Revised Appendix A to the Global Custodial Services Agreement between the Registrant and Citibank, N.A.*
(h)(1)	Services Agreement between Registrant and Citi Fund Services Ohio, Inc. (f)
(h)(2)	Amendment dated 7/1/11 to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (f)
(h)(3)	Amendment to Services Agreement. (h)
(h)(4)	Amendment dated March 31, 2015 to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc.(l)
(h)(5)	Amendment to Services Agreement.*
(h)(6)	Principal Financial Officer Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (f)
(h)(7)	Amendment to the Principal Financial Officer Services Agreement. (h)
(h)(8)	Amendment to the Principal Financial Officer Services Agreement.*
(h)(9)	Transfer Agency Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (assigned to SunGard Investor Services, LLC.).(l)
(h)(10)	Amendment to Transfer Agency Services Agreement between Registrant and SunGard Investor Services, LLC.*
(h)(11)	Fund Compliance and AML Services Agreement between the Registrant and Foreside Fund Officer Services, LLC dated April 19, 2010. (f)
(h)(12)	Amendment to Fund Officer and AML Services Agreement.*
(h)(13)	Uncommitted Demand Line of Credit Facility between the Registrant and Citibank, N.A. (l)
(i)	Opinion and Consent of Counsel. (h)
(j)	Not applicable.
(k)	Not applicable.
(l)	Purchase Agreement between Registrant and Mirae Asset Global Investments (USA) LLC. (f)
(m)(1)	Amended Class A Shares Distribution Plan Pursuant to Rule 12b-1. *
(m)(2)	Amended Class C Shares Distribution Plan Pursuant to Rule 12b-1. *
(n)	Amended Plan pursuant to Rule 18f-3.*
(o)	Not applicable.
(p)(1)	Mirae Asset Global Investments (USA) LLC Code of Ethics. (d)
(p)(2)	Mirae Asset Global Investments (Hong Kong) Ltd. Code of Ethics. (d)
(p)(3)	Registrant’s Code of Ethics. (d)
(p)(4)	Funds Distributor, LLC Code of Ethics. (d)
(q)	Power of Attorney. (l)

(a)

Sections 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 2.15, 3.2, 3.7, 3.8, 3.9, 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 7.1, 7.2, 8.3, 9.2, 9.4, 9.6 of the Registrant’s Agreement and Deed of Trust; Sections 11.1, 11.2 and 11.7 of the Registrant’s By-Laws

(b)	Filed on April 13, 2010 as an exhibit to the Registrant’s initial Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 333-166018) (the “Registration Statement”)
(c)	Filed on August 19, 2010 as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(d)	Filed on September 15, 2010 as an exhibit to Pre-Effective Amendment No. 2 to the Registration Statement.
(e)	Filed on January 26, 2011 as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(f)	Filed on August 29, 2011 as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement.
(g)	Filed on January 31, 2012 as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement.
(h)	Filed on February 29, 2012 as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement.
(i)	Filed on August 28, 2012 as an exhibit to Post-Effective Amendment No. 33 to the Registration Statement.
(j)	Filed on August 28, 2013 as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement.
(k)	Filed on August 28, 2014 as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement.
(l)	Filed on August 28, 2015 as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement.
*	File herewith.

Item 29.        Persons Controlled By or Under Common Control with Registrant:

None.

Item 30.        Indemnification:

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust, Section 7(A) of the Registrant’s Services Agreement and Section 7 of the Registrant’s Distribution Agreement.

Article VIII of Registrant’s Agreement and Declaration of Trust dated April 7, 2010 provides as follows:

The Trust shall indemnify each of its Trustees, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct, gross negligence or reckless disregard of his duties involved in the conduct of such Indemnified Person’s office (such willful misconduct, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 7(A) of the Services Agreement provides that the Registrant will indemnify the Administrator, its affiliates and its and their respective officer, director, employees and representatives for, and will defend and hold each Indemnity harmless from, all losses, costs, damages and expenses (including reasonable legal fees) incurred by the Administrator or such person in any action or proceeding between the Administrator and any third party arising from or in connection with the performance of the Services Agreement imposed on, incurred by, or asserted against the Administrator in connection with or arising out of the following: (i) the Services Agreement, except any loss resulting from the bad faith, willful misfeasance, negligence or reckless disregard of the Administrator, in each case in connection with the services set forth in the Agreement; or (ii) any alleged untrue statement of a material fact contained in any registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant of the Registrant or arising out of or based upon any alleged omission to state a material fact required to be stated in any such document or necessary to make the statements in any such document not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Registrant by the Administrator specifically for use in the Offering Document.

Section 7 of the Distribution Agreement states that the Registrant shall indemnify, defend and hold harmless the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of the Securities Act of 1933 (the “Distributor Indemnitees”) free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant  (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law.  However, the Registrant is not obligated to indemnify any of the Distributor Indemnitees shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Registrant or its counsel by the Distributor in writing and acknowledging the purpose of its use. Additionally, the Registrant’s obligation to indemnify, defend and hold free and harmless the Distributor Indemnitees shall not apply to the extent that losses resulted from the Distributor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

Item 31.        Business and Other Connections of Investment Adviser:

(a)

Mirae Asset Global Investments (USA) LLC, an indirectly majority-owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2008 for the purpose of providing advisory services to investment companies and other clients. Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (USA) LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name	Position with Mirae Asset Global Investments (USA) LLC	Other Substantial Business, Profession, Vocation or Employment
Peter Graham	Chief Executive Officer since 2013; Head of Product Development and Marketing since 2009	None
Thomas Calabria	Chief Compliance Officer since 2014

Chief Compliance Officer at Horizons ETFs Management (USA) LLC and Horizons ETFs Management (LATAM) LLC since 2014; Chief Compliance Officer at Burnham Asset Management and for Burnham Investors Trust from 2007 to 2014.

Robert Shea	Chief Operating Officer since 2013

President (since 2014) and Trustee (since 2015) of Horizons ETF Trust; Director and Executive Vice President of Horizons ETFs Management (USA) LLC and Horizons ETFs Management (LATAM) LLC since 2013; Head of Finance and Operations at Mirae Asset Global Investments (USA) LLC from 2009 to 2013.

José Morales	Chief Investment Officer since 2010	None

(b)

Mirae Asset Global Investments (Hong Kong) Limited, a wholly owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2003 for the purpose of engaging in portfolio management activities primarily for institutional investors and investment trusts. Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (Hong Kong) Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name	Position with Mirae Asset Global Investments (Hong Kong) Limited	Other Substantial Business, Profession, Vocation or Employment
Jung Ho Rhee, CFA	Chief Executive Officer Since 2012

Head of Asset Allocation Team at Mirae Asset Global Investments (Hong Kong) Ltd. in 2011; Managing Director of Global Research and Chief Financial Officer of Mirae Asset Securities (Hong Kong) Ltd. from 2009 to 2011.

Wan Youn Cho	Chief Financial Officer since 2009	None
Josephine Wai Man Tang	Head of Compliance and Chief Compliance Officer since 2015	Head of Legal and Compliance at Enhanced Investment Products Limited (Hong Kong) from 2013-2015; Legal Counsel at CITIC Securities International Management (HK) Limited from 2010-2013.

Item 32.        Principal Underwriters:

(a)	Funds Distributor, LLC, the Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

GMO Series Trust

GMO Trust

Mirae Asset Discovery Funds

(b)

The following are the officers and managers of Funds Distributor, LLC, the Registrant’s underwriter. The main business address of Funds Distributor, LLC is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Paula R. Watson	Three Canal Plaza, Suite 100 Portland, ME 04101	Assistant Secretary	None

(c)	Not applicable.

Item 33.        Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are maintained as follows:

(a)	Mirae Asset Global Investments (USA) LLC, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019.
(b)

Mirae Asset Global Investments (Hong Kong) Ltd., Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong (records relating to its role as sub-manager of Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund and Asia Great Consumer Fund).

(c)	Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its role as administrator and fund accounting service provider).
(d)	Citibank, 111 Wall Street, New York, New York 10005 (records relating to its role as custodian).
(e)	Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its role as principal underwriter).
(f)	SunGard Investor Services, LLC, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its role as transfer agent).

Item 34.        Management Services:

None.

Item 35.        Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 16th day of November, 2015.

MIRAE ASSET DISCOVERY FUNDS

By:  /s/ Peter Graham

Peter Graham, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Peter Graham	President	November 16, 2015
Peter Graham	(Principal Executive Officer)

/s/ Joel Engle	Treasurer	November 16, 2015
Joel Engle	(Principal Financial and Accounting Officer)

John F. McNamara*	Trustee
John F. McNamara

Keith M. Schappert*	Trustee
Keith M. Schappert

Enrique R. Arzac*	Trustee
Enrique R. Arzac

/s/ Peter Graham	Trustee	November 16, 2015
Peter Graham

* By:	/s/ Ioannis (John) Tzouganatos	November 16, 2015
Ioannis (John) Tzouganatos
as Attorney-In-Fact pursuant to Power of Attorney

Exhibit Index

Exhibit No.	Description
(d)(4)	Amendment 4 to the Investment Management Agreement.
(d)(14)	Eighth Amendment to Schedule A of Expense Limitation Agreement
(e)(3)	Third Amendment to the Distribution Agreement
(g)(1)	Third Revised Appendix A to the Global Custodial Services Agreement between the Registrant and Citibank, N.A.
(h)(5)	Amendment to Services Agreement
(h)(8)	Amendment to the Principal Financial Officer Services Agreement
(h)(10)	Amendment to Transfer Agency Services Agreement between Registrant and SunGard Investor Services, LLC
(h)(12)	Amendment to Fund Officer and AML Services Agreement
(m)(1)	Amended Class A Shares Distribution Plan Pursuant to Rule 12b-1
(m)(2)	Amended Class C Shares Distribution Plan Pursuant to Rule 12b-1
(n)	Amended Plan pursuant to Rule 18f-3